REIMBURSEMENT AGREEMENT

                                     Between

                   ADVANCED AERODYNAMICS AND STRUCTURES, INC.

                                       And

                           THE SUMITOMO BANK, LIMITED
                              (LOS ANGELES BRANCH)


                               -------------------

                           Dated as of August 1, 1997

                                   Relating to
                                   $8,500,000
               California Economic Development Financing Authority
                         Variable Rate Demand Industrial
                     Development Revenue Bonds, Series 1997
              (Advanced Aerodynamics and Structures, Inc. Project)








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                                TABLE OF CONTENTS



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                             REIMBURSEMENT AGREEMENT


     THIS REIMBURSEMENT AGREEMENT dated as of August 1, 1997 is entered into between ADVANCED AERODYNAMICS AND STRUCTURES, INC., a corporation organized under the laws of the State of Delaware, and THE SUMITOMO BANK, LIMITED, a banking corporation organized under the laws of Japan, acting through its Los Angeles Branch, which branch is authorized to do business in California by the Department of Financial Institutions.

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 Definitions. The following words and terms used in this Reimbursement Agreement shall have the following meanings:

     "Authorized Officer" means, with respect to the Issuer, its Chair, its Secretary or any other officer or employee of the issuer authorized by resolution of the Issuer to perform the act or sign the document in question, and, with respect to the Company, any person so designated to act on behalf of the Company by resolution of the Company.

     "Bank Rate" means LIBOR less 0.15% per annum.

     "Bank   Reimbursement   Obligations"   means  all  indebtedness  and  other
obligations of the Company to Sumitomo arising under or in relation to this Reimbursement Agreement or any other Related Document.

     "Bond" or "Bonds" means the $8,500,000 Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Advanced Aerodynamics and Structures, Inc. Project) dated August 5, 1997, authorized and issued pursuant to the Indenture.

     "Bond Documents" means the Bonds, the Resolutions, the Indenture, the Loan Agreement, the Remarketing Agreement, any and all other documents related to the issuance of the Bonds, and all amendments and supplements to those documents.

     "Business Day" means any day other than (a) a Saturday, Sunday or any day on which banking institutions located in the Cities of New York, New York or Los Angeles, California or the city in which the principal office of the Trustee or the Remarketing Agent (initially, San Francisco, California) are located are required or authorized by law to close or (b) a day on which the New York Stock Exchange or DTC is closed.

     "Closing Date" means August 5, 1997, or any other Business Day agreed to by Sumitomo and the Company on which the Letter of Credit is issued.

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     "Code" means the Internal Revenue Code of 1986, as amended.

     "Company" means Advanced Aerodynamics and Structures, Inc., a corporation organized under the laws of the State of Delaware.

     "Conversion Date" means the date on which the interest rate on the Bonds is converted to a Fixed Interest Rate pursuant to, and as defined in, the Indenture.

     "Corporate Base Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York, in New York, New York, or its successor, from time to time as its corporate base rate.

     "Credit Amount" means the Stated Amount outstanding from time to time less the principal amount of any Loans outstanding. For purposes of determining the Credit Amount the Stated Amount shall not be deemed to have been reduced pursuant to the terms of the Letter of Credit other than as a result of a permanent reduction of the Stated Amount.

     "Credit Documents" means this Reimbursement Agreement, the Note, the Letter of Credit, the Investment Agreement and the Pledge Agreement.

     "DTC" means The Depository Trust Company, New York, New York, or its nominee, or its successors and assigns, or any other depository performing similar functions under the Indenture.

     "Default Rate" means the Corporate Base Rate plus two percent (2%).

     "Determination of Taxability" has the meaning given to that term in the Indenture.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Event of Default" has the meaning set forth in Section 5.1 hereof.

     "Expiration Date" means the earliest to occur of (i) the close of Sumitomo's business on the Stated Expiration Date; (ii) the date which is ten
(10) days following the Trustee's receipt of written notice from Sumitomo of the occurrence of an Event of Default and a direction to cause an acceleration of all outstanding Bonds pursuant to the Indenture; (iii) the date on which Sumitomo receives notice from the Trustee that all Bonds have been paid in full or such payment has been provided for in accordance with the terms of the Indenture; (iv) the date on which the Bonds become secured by an Alternate Letter of Credit in accordance with the terms of the Indenture; (v) the date on which the interest rate on the Bonds is converted to a Fixed Interest Rate in accordance with the terms of the Indenture; and (vi) the date on which Sumitomo honors a drawing following a mandatory tender of the Bonds pursuant to Section
4.07 of the Indenture.

     "GAAP" means generally accepted accounting principles in effect from time to time.

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     "Governmental Requirement" means any law, statute, code, ordinance,  order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other direction or requirement (including, without limitation, any of the foregoing which relate to environmental standards or controls, energy regulations and occupational, safety and health standards or controls) of any federal, state, county, municipal or other government, department, commission, board, court, agency or any other instrumentality of any of them, which exercises jurisdiction over the Company or any of its Property (including, without limitation, the Project).

     "Indebtedness" means and includes, as of any date as of which the amount thereof is to be determined, (i) all items (other than capital items such as surplus and fund balances, as well as reserves for taxes in respect of income deferred to the future and other deferred credits and reserves) which in accordance with generally accepted accounting principles (including, without limitation, capitalized leases) would be included in determining total liabilities on the balance sheet of a Person as of such date, (ii) all obligations which are secured by any Lien existing on Property owned by such Person, whether or not the obligations secured thereby shall have been assumed by any other Person, (iii) all obligations of such Person to purchase any materials, supplies or other Property, or to obtain the services of any other Person, if the relevant contract or other related document requires that payment for such materials, supplies or other Property, or for such services, shall be made regardless of whether or not delivery of such materials, supplies or other Property is ever made or tendered or such services are ever performed or tendered, and (iv) all guarantees by such Person for the payment of Indebtedness of others of the character described in (i) through (iii) above.

     "Indenture" means the Indenture of Trust dated as of August 1, 1997 between the Issuer and the Trustee, and all amendments and supplements to that Trust Indenture.

     "Interest Payment Date" has the meaning given to that term in the Indenture.

     "Investment Agreement" means the Investment Agreement dated August 5, 1997 between the Company and Sumitomo, substantially in the form attached as Exhibit B, and all amendments and supplements thereto.

     "Issuer" means the California Economic Development Financing Authority, a body public and corporate and a public instrumentality of the State.

     "Letter of Credit" means the Transferable Irrevocable Direct Pay Letter of Credit, substantially in the form attached as Exhibit A, to be issued by Sumitomo on the Closing Date, including any extension of that letter or any letter of credit issued by Sumitomo in replacement for that letter.

     "LIBOR" means with respect to any Reset Date (as hereinafter defined) the arithmetic mean of the rates at which deposits in U.S. Dollars are offered by four major banks In the London interbank market selected by the Bank, at approximately 11:00 a.m., London time, on the day that is two

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Business Days  preceding  the Reset Date to prime banks in the London  interbank market for a period of one (1) week commencing on the Reset Date.

     "Lien" means (i) any interest in Property (whether real, personal or mixed) which secures an obligation owed to a Person other than the owner of such Property, including, without limitation, any such interest arising from a mortgage, charge, pledge, security agreement, conditional sale or trust receipt, or arising from a lease, consignment or bailment given for security purposes,
(ii) any encumbrance or charge upon such Property which does not secure such an obligation, and (iii) any exception to or defect in the title to or ownership interest in such Property.

     "Loan" means a loan made to the Company pursuant to Section 2.5 of this Reimbursement Agreement.

     "Loan Agreement" means the Loan Agreement dated as of August 1, 1997 between the Issuer and the Company, and all amendments and supplements to that Loan Agreement.

     "Non-tendered  Bonds" means Bonds which were required to be tendered  under
Section 4.07 of the Indenture following notice of mandatory tender thereunder and which are deemed to have been properly tendered to the extent that the Trustee has sufficient moneys for the payment of the purchase price of such Bonds.

     "Note" means the Direct Obligation Note, substantially in the form attached as Exhibit C, being issued by the Company to Sumitomo on the Closing Date.

     "Official Statement" means the Official Statement of the Issuer dated August 4, 1997 relating to the Bonds.

     "Outstanding Bonds" or "Bonds Outstanding" when used in connection with the Bonds shall have the same meaning as in the Indenture.

     "Person" means an individual, a corporation, a partnership, an association, a joint stock company, a joint venture, a trust, an unincorporated organization, or a government or any agency or political subdivision thereof.

     "Pledge Agreement" means the Custody, Pledge and Security Agreement dated as of August 1, 1997 among the Trustee as custodian, the Company and Sumitomo, substantially in the form attached as Exhibit D, and all amendments and supplements thereto.

     "Pledged Bond" means any Bond during the period from and including the date of its purchase with amounts realized under the Letter of Credit to but excluding the date on which such Bond is purchased by any Person other than Sumitomo or the Company.

     "Pledged Collateral" has the meaning set forth in Section 2.8 hereof

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     "Potential  Default"  means an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

     "Project" means the construction and installation of a manufacturing facility by the Company, financed with the proceeds of the Bonds.

     "Property" means any and all rights, titles and interests of any Person in and to any and all property, whether real or personal, tangible or intangible, wherever situated.

     "Rebate Consultant" means a firm of nationally recognized independent certified accountants, as consultants appointed by the Company, to make the calculations and determinations required by Section 147(f) of the Code.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System from time to time in effect and includes any successor or other regulation or official interpretation of the Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

     "Reimbursement Agreement" means this Reimbursement Agreement dated as of August 1, 1997 between the Company and Sumitomo, and all amendments and supplements to this Reimbursement Agreement.

     "Related Documents" means the Credit Documents, the Bond Documents and any other agreement or instrument relating thereto.

     "Remarketing Agent" means Rauscher Pierce Refsnes, Inc., as remarketing agent for the Bonds, and any successor variable rate remarketing agent appointed in accordance with the terms hereof and of the Indenture.

     "Remarketing Agreement" means that certain Remarketing Agreement dated as of August 1, 1997, among the Remarketing Agent, the Issuer and the Company, and any similar agreement with respect to any successor remarketing agent.

     "Reset Day" means Wednesday of each week (or, if such Wednesday is not a Business Day, the next Business Day).

     "Resolutions" means the resolutions of the Issuer adopted on April 30, 1997 and June 20, 1997, authorizing the issuance of the Bonds, and approving the Letter of Credit.

     "Section" means a numbered section of this Reimbursement Agreement unless another document is specifically referenced.

     "State" means the State of California.

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     "Stated Amount" has the meaning given to that term in the Letter of Credit.

     "Stated Expiration Date" means August 5, 2002, or such later date to which the Stated Expiration Date may be extended from time to time pursuant to Section
2.9 hereof.

     "Sumitomo" means The Sumitomo Bank, Limited, a banking corporation organized under the laws of Japan, acting through its Los Angeles Branch, which branch is authorized to do business in California by the Department of Financial Institutions.

     "Taxes" has the meaning set forth in Section 2.10 hereof.

     "Trust Estate" means the Revenues and other assets granted by the issuer to the Trustee pursuant to Section 5.01 of the Indenture for the benefit of the holders of the Bonds and Sumitomo.

     "Trustee" means the trustee at the time serving as such under the Indenture, currently First Trust of California, National Association.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. All times used in this Reimbursement Agreement shall refer to Los Angeles, California time unless otherwise stated.

     Section 1.2 Terms Defined in Indenture. Terms not otherwise defined in this Reimbursement Agreement shall have the meanings given to them in the Indenture.

                                   ARTICLE II

                                      TERMS

     Section 2.1 Issuance of Letter of Credit. Subject to the satisfaction of the terms and conditions of this Reimbursement Agreement, Sumitomo agrees to issue the Letter of Credit on the Closing Date. The Letter of Credit shall be issued by Sumitomo in the initial Stated Amount of $8,625,754 which represents $8,500,000 in principal amount of the Bonds and forty-five (45) days of interest on the Bonds at an interest rate of 12% per annum calculated on the basis of a year of 365 days).

     Section 2.2 Letter of Credit Fees.

          (a) The Company agrees to pay Sumitomo on or before the Closing Date a nonrefundable facility fee of $8,626 (0.10% of the initial Stated Amount). The Bank acknowledges receipt of such fee.

          (b) For a term commencing on the Closing Date and ending on the Expiration Date, the Company agrees to pay Sumitomo a support fee (calculated on the basis of a year

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of 360 days for actual days elapsed) equal to twenty-five one hundredths percent
(0.25%) per annum of the average daily Credit Amount payable at the office of Sumitomo in Los Angeles, California (or such other office of Sumitomo located in the United States of America as Sumitomo may designate to the Company in writing from time to time), quarterly in arrears on November 1, 1997 and thereafter on each February 1, May 1, August 1 and November 1. Notwithstanding any other terms or provisions herein contained, such support fee shall be prorated (i) to the date on which the Letter of Credit is cancelled, in the event a substitute credit facility is issued and the Letter of Credit is surrendered by the Trustee for cancellation, or (ii) to the Expiration Date, as appropriate.

     Section 2.3 Drawing and Transfer Fees. The Company agrees to pay Sumitomo- $100 each time there is a draw on the Letter of Credit, regardless of the amount of such drawing. In addition, the Company agrees to pay Sumitomo $2,000 upon the transfer of the Letter of Credit to a successor Trustee under the Indenture.

     Section 2.4 Reimbursement for Certain Draws. The Company agrees to immediately reimburse Sumitomo or cause Sumitomo to be immediately reimbursed for the amount of any draft drawn under the Letter of Credit on the date of such drawing either (i) for payment of interest on the Bonds whether for regularly scheduled interest payments on an Interest Payment Date or at maturity or for accrued interest on Bonds subject to optional redemption or mandatory redemption or acceleration pursuant to the Indenture; (ii) for payment of principal on the Bonds whether at maturity or pursuant to an optional redemption or a mandatory redemption or an acceleration pursuant to the Indenture; or (iii) for payment of the purchase price of Bonds tendered or deemed tendered pursuant to Section 4.06 or Section 4.07 of the Indenture. Each amount for which the Company has agreed to reimburse Sumitomo pursuant to this Section 2.4 shall bear interest from the date on which Sumitomo honors a drawing under the Letter of Credit in such amount until paid at a rate per annum (calculated on the basis of a year of 360 days for actual days elapsed) equal to the Default Rate, which rate of interest shall change when and as such Default Rate changes.

     Section 2.5 Loan.

          (a)  Subject  to the  satisfaction  of the ten-ns  and  conditions  in
Section 7.2 of this Reimbursement Agreement, Sumitomo agrees to make a Loan to the Company on each purchase date to purchase Bonds delivered to the Trustee pursuant to Section 4.06 or Section 4.07 of the Indenture and Non-Tendered Bonds which have not been remarketed, in a principal amount equal to the amount drawn under the Letter of Credit (other than amounts to be reimbursed to Sumitomo pursuant to Section 2.4); provided, however, that if the terms and conditions set forth in Section 7.2 are not satisfied, the Company agrees to immediately reimburse Sumitomo or cause Sumitomo to be immediately reimbursed for the amount drawn under the Letter of Credit to purchase such Bonds. The Loans shall be evidenced by and payable pursuant to the Note.


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          (b) The principal  amount of each Loan shall be due and payable on the
 .earliest of (i) the Expiration Date, (ii) the date on which any Pledged Bonds purchased with finds disbursed under the Letter of Credit in connection with such Loan are redeemed or cancelled pursuant to the Indenture, (iii) the date on which any Pledged Bonds purchased with funds disbursed under the Letter of Credit are remarketed pursuant to the Indenture, (iv) the date on which the Letter of Credit is replaced by an Alternate Credit Enhancement in accordance with the terms of the Indenture and Section 4.10 hereof, and (v) the date which is 30 days immediately succeeding the date of such Loan. Each Loan shall bear interest, payable monthly in arrears, on its outstanding principal balance at a rate per annum (calculated on the basis of a year of 360 days for actual days elapsed) equal to the Bank Rate from the date of such Loan until the maturity (whether by acceleration or otherwise) of such Loan. Amounts owing on each Loan which are not paid on the maturity date shall bear interest, payable on demand, until paid at the Default Rate. Each Loan may be prepaid by the Company, in whole or in part, at any time upon two (2) Business Days' written notice from the Company to Sumitomo, by payment of the principal amount to be so prepaid and accrued interest on such amount to the date of prepayment. Sumitomo shall record all Loans and all payments made on account of the principal due on the Loan on the loan schedule attached to the Note. Sumitomo's endorsements on such loan schedule shall be conclusive absent manifest error. The failure to make any such notation shall not, however, impair the Company's obligations hereunder and the failure to make a notation with respect to any prepayment shall not prejudice any assertion by the Company that a prepayment has been made.

          (c) The Company and Sumitomo agree that in the event Pledged Bonds held by the Trustee as Custodian under the Pledge Agreement are remarketed by the Remarketing Agent, the amount received from the remarketing shall be paid to Sumitomo in full or partial payment of the outstanding balance of any Loan.

     Section 2.6 Additional Amounts. If the implementation of or any change in any law or regulation or in the interpretation by any court or administrative or governmental authority charged with their administration shall either (i) impose, modify or deem applicable any reserve, special deposit, capital adequacy or similar requirement not existing on the date of this Reimbursement Agreement against letters of credit issued by Sumitomo, or any assets held by, deposits with or for the account of, or loans or commitments by, an office of Sumitomo in connection with payments by Sumitomo under the Letter of Credit (including without limitation a request or requirement which affects the manner in which Sumitomo allocates capital resources to its commitments, including its obligations hereunder); or (ii) impose on Sumitomo any other condition not existing on the date of this Reimbursement Agreement regarding this Reimbursement Agreement or the Letter of Credit, and the result of any event referred to in clause (i) or (ii) above shall be to (x) increase the cost to Sumitomo of issuing or maintaining the Letter of Credit (which increase in cost shall be the result of Sumitomo's reasonable allocation of the aggregate of such cost increases resulting from such events), or (y) reduce any amounts payable by the Company hereunder, or (z) reduce the rate of return on Sumitomo's capital as a consequence of its obligations hereunder or its issuance and maintenance of the Letter of Credit to a level below that which Sumitomo could have achieved but for such

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circumstances,  then the Company shall immediately pay to Sumitomo, from time to time as specified by Sumitomo, additional amounts which shall be sufficient to compensate Sumitomo for such increased cost or reduction in payment or in rate of return, together with interest at the Corporate Base Rate on each such amount from the date demanded until paid in full. Each demand by Sumitomo hereunder shall be accompanied by a certificate setting forth in reasonable detail such increased cost or reduction in payment or in rate of return as a result of any event mentioned in clause (i) or (ii) above and shall, absent manifest error, be conclusive. In determining such amounts, Sumitomo may use any reasonable commonly accepted averaging and attribution methods.

     Section 2.7 Reimbursement Unconditional. The Company's obligation to reimburse Sumitomo for payments under the Letter of Credit made by Sumitomo shall be absolute and unconditional under any and all circumstances, including without limitation the following: (i) the existence of any claim, set-off, counterclaim or defense to payment which the Company may have against Sumitomo, the Issuer, the Trustee or any other Person, including without limitation any failure to receive any of the proceeds from the sale of the Bonds to which it is entitled, misapplication by the Trustee of such proceeds or the proceeds of any draw under the Letter of Credit, or (ii) the lack of legality, validity, regularity or enforceability of the Related Documents, (iii) any amendment or waiver of or consent to departure from any or all of the Related Documents, (iv) any statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient or any statement therein being untrue or inaccurate, (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

     Section 2.8 Security for Bank Reimbursement Obligations. To secure the due payment and performance of all Bank Reimbursement Obligations, (i) the Company has caused the Credit Documents to be executed and delivered to Sumitomo, (ii) pursuant to the Indenture, the Issuer has granted to the Trustee for the benefit of Sumitomo all of its rights, title and interest in and to the Trust Estate, subject only to the security interest therein granted by the Issuer to the Trustee for the benefit of the holders of the Bonds, and (iii) the Company hereby pledges and assigns to Sumitomo, and grants to Sumitomo a security interest in and to, the investment Agreement and all moneys and investments held thereunder. The interests, rights and amounts pledged to Sumitomo as described in this Section 2.8 are hereinafter referred to as the "Pledged Collateral". The Company shall execute and deliver to Sumitomo, at any time at the request of Sumitomo, all such financing statements and other instruments and documents as Sumitomo may reasonably request, in a form satisfactory to Sumitomo, to perfect and maintain perfected any security interest granted by the Company to Sumitomo in the Pledged Collateral.

     Section 2.9 Extension of Term. The initial term of the Letter of Credit shall be extended by two years at the written request of the Company delivered to Sumitomo on or before August 5, 2000 ff Sumitomo, in its sole discretion, notifies the Issuer, the Company and the Trustee in writing within three (3) months of its receipt of such request that the Letter of Credit will be so extended. Thereafter, the Letter of Credit shall be extended by two years at the written request of the Company delivered on or before August 5 in every second succeeding year if Sumitomo, in its sole discretion, gives notice to such effect within three (3) months of its receipt of such request. In the event of such

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an  extension  or  extensions,  Sumitomo  shall extend the term of the Letter of
Credit  by  delivering  to the  Trustee,  on or  prior to the  fifteenth  (15th)
Business  Day  next  preceding  the  related   Expiration  Date,  a  certificate
substantially in the form of Attachment C to the Letter of Credit. Any such extension shall be at the sole discretion of Sumitomo and Sumitomo reserves the right to renegotiate any provision hereof in connection with any such extension.

     Section 2.10 Taxes on Payments. All payments made by the Company under this Reimbursement Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present and future income, stamp or other taxes, levies, imposts, deductions, charges, or withholdings imposed, assessed, levied or collected by any country or any political subdivision or taxing authority thereof or therein, but excluding taxes imposed on net income of Sumitomo by the country under the laws of which Sumitomo is organized or managed and controlled or any political subdivision or taxing authority thereof or therein or the country in which Sumitomo's office issuing the Letter of Credit may be located or any taxing authority of such country or the state or any political subdivision or taxing authority of the state in which such office is located (all such non-excluded taxes, levies, imposts, deduction, charges or withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to Sumitomo hereunder, the amounts so payable to Sumitomo shall be increased to the extent necessary to yield to Sumitomo (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Reimbursement Agreement. Whenever any Tax is paid by the Company, as promptly as possible thereafter, the Company shall send to Sumitomo a certified copy of any original official receipt received by the Company showing payment thereof. If the Company fails to pay any Taxes when due to the appropriate taxing authority, the Company shall indemnify Sumitomo for any incremental taxes, interest or penalties that may become payable by Sumitomo as a result of any such failure.

     Section 2.11 Making of Payments. All payments to Sumitomo shall be made in immediately available funds at the Los Angeles office (or such other office of Sumitomo located in the United States of America as Sumitomo may designate to the Company in writing from time to time), not later than 1:00 p.m. on the date due; and funds received after that hour shall be deemed to have been received by Sumitomo on the next following Business Day. If any such payment falls due on a day which is not a Business Day, then such due date shall be extended to the next following Business Day, and appropriate additional interest or fees shall accrue and be payable for the period of such extension.

     Section 2.12 Project Fund Requisitions. The Company and Sumitomo understand and agree that Sumitomo shall not approve any Requisition pursuant to Section
3.03 of the Indenture at any time that the aggregate amount held by Sumitomo pursuant to the Investment Agreement is less than the aggregate principal amount of Bonds Outstanding.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     In order to induce Sumitomo to enter into and perform this Reimbursement Agreement, including, without limitation, to issue and maintain the Letter of Credit, the Company hereby represents and warrants to Sumitomo as follows:

     Section 3.1 Organization and Authorization. The Company is duly and validly organized and existing under the laws of the State of Delaware, is qualified to do business in all jurisdictions (including the State) in which the ownership of property or the nature of its business requires such qualification under applicable law or where failure to so qualify would have an adverse effect on its business or properties, and has all requisite power and authority to conduct its business as now conducted and as proposed to be conducted.

     Section 3.2 Power and Authority. The Company has full power and authority to execute, deliver and perform this Reimbursement Agreement and the Related Documents to which it is a party, and has the full power and authority to execute, deliver and perform all other agreements and instruments executed and delivered or to be executed and delivered by it pursuant to or in connection with this Reimbursement Agreement, the Bonds and the Related Documents.

     Section 3.3 Bank Reimbursement Obligations Legal, Valid and Binding. This Reimbursement Agreement and the Related Documents to which the Company is a party have been duly and validly authorized, executed and delivered by it, and constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms, except insofar as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights and remedies generally, and by general principles of equity, whether applied by a court of law or equity.

     Section 3.4 No Legal Bar. The Company is not in default under any of the provisions of its certificate of Incorporation or by-laws (other than any defaults which will be cured on the Closing Date following the issuance of the Bonds), or any laws of the State of Delaware, the State, and all other jurisdictions which would affect its existence or its powers referred to in
Section 3.1. The execution, delivery and performance by the Company of this Reimbursement Agreement -and the Related Documents to which it is a party, and all other agreements and instruments relating to the foregoing to be executed and delivered by it In connection herewith and therewith, (i) do not and will not violate any provision of its certificate of incorporation or by-laws, or any Governmental Requirement, and (ii) do not and will not violate any provision of, constitute a default under, or result in the creation or imposition of any Lien on any assets of the Company (other than the Project) pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking to which it as a party or which purports to be binding on it or on any of its assets.

     Section 3.5 Consents. The Company has obtained or will obtain all consents, permits, licenses and approvals of, and has made all registrations and declarations with, and taken all other actions with respect to, governmental authorities required under law to authorize its execution and delivery of this Reimbursement Agreement and the Related Documents to which it is a party and all other agreements to be delivered in connection with any thereof, and all such consents, permits, licenses, approvals, registrations, declarations and actions remain in fun force and effect.

     Section 3.6 Litigation. There is no action, suit, investigation or proceeding pending or, to the best of its knowledge after due inquiry, threatened against or affecting the Company or the Project, the result of which could have a material adverse effect on the financial condition, business or operations of the Company or impair its ability to perform or observe any of its duties, liabilities or obligations under this Reimbursement Agreement or any of the Related Documents to which it is a party.

     Section 3.7 Related Documents. As of the Closing Date, after giving effect to the issuance of the Bonds, the representations and warranties of the Company set forth in the Related Documents to which it is a party are true and accurate and are deemed to be repeated herein for the benefit of Sumitomo as if fully set forth in this Reimbursement Agreement.

     Section 3.8 Official Statement. Neither information furnished by the Company contained in the Official Statement, nor any certificate or written statement or any other data furnished by it to Sumitomo in connection with the negotiation of this Reimbursement Agreement or the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading; there is no fact known to it which materially adversely affects or in the future may materially adversely affect its business, property, assets, or financial condition which has not been set forth in this Reimbursement Agreement, the Related Documents, the Official Statement or in the other documents, certificates and statements furnished to Sumitomo by it prior to the date hereof in connection with the transactions contemplated hereby.

     Section 3.9 Collateral.

          (a) Pledged Bonds. The Company has, and on the date of delivery to Sumitomo of any Pledged Bonds will have, full power, authority and legal right to cause the Pledged Bonds to be transferred, delivered and registered pursuant to the terms of this Reimbursement Agreement, the Pledge Agreement, and the Indenture. The Company covenants and agrees that it will defend Sumitomo's right, title and interest in and to the Pledged Bonds and the proceeds thereof against the claims and demands of all Persons whomsoever.

          (b) Pledged Collateral. The provisions of the Indenture and this Reimbursement Agreement are effective to create in favor of Sumitomo a legal, valid and enforceable pledge of, and a fully perfected security interest in and lien on all of the Pledged Collateral, including, without limitation, the Investment Agreement. The Company covenants and agrees that it will defend Sumitomo's right, title and interest in and to the Pledged Collateral, including but not limited to the Investment Agreement, and the proceeds thereof against the claims and demands of all Persons whomsoever.

     Section 3.10 Balance Sheet. The balance sheet of the Company as at December 31, 1996 and the related statements of income and fund balances of the Company for the calendar year ended December 31, 1996 (copies of which have been furnished to Sumitomo) fairly present the financial condition of the Company as of such date and the results of the operations of the Company for the period ended on such date; and since such date, there has been no material adverse change in the financial condition, results of operations or prospects of the Company except as disclosed to Sumitomo by the Company in writing prior to the Closing Date.

     Section 3.11 Existence of Debt and Liens.

          (a) Debt. The Company does not have any outstanding Indebtedness, except as permitted pursuant to Section 4.2(c).

          (b) Lines. There are no Liens (including liens or retained security titles of conditional vendors) of any nature whatsoever securing the payment of Indebtedness on any properties of the Company, except as permitted by Section 4.2(b).

     Section 3.12 Material Conflicts. Each of the material contracts, leases and other agreements (including, without limitation, each contract, lease or agreement covered by or to be covered by any Related Document) to which the Company is a party is in full force and effect, and as of the Closing Date, after giving effect to the issuance of the Bonds, the Company is not in default under any thereof, nor is the Company aware of any default or any event which, with the giving of notice or lapse of time or both, would constitute a default under any of such documents.

     Section 3.13 ERISA. The Company does not maintain or participate in any plan which is subject to ERISA.

     Section 3.14 Compliance with Land Use Ordinances and Agreements. The Project is or will be in material compliance with all local ordinances and agreements affecting the Project, including applicable zoning, land use and planned unit development ordinances and agreements.

                                   ARTICLE IV

                                    COVENANTS

     Section 4.1 Company's Affirmative Covenants. The Company covenants and agrees with Sumitomo that it will do the following so long as any amounts may be drawn under the Letter of Credit, and thereafter so long as any amounts remain outstanding or Bank Reimbursement

Obligations remain unfulfilled under this Reimbursement Agreement, unless Sumitomo shall otherwise consent in writing-

          (a) Notice of Defaults and Bankruptcy. The Company shall forthwith notify Sumitomo, the Remarketing Agent, and the Trustee, in writing, of the occurrence of any Event of Default or any event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, or any default under the Related Documents or any filing by it or any of its affiliates of a petition in bankruptcy under the United States Bankruptcy Code, 11 U.S.C. ss. 101, et seq., or any successor or similar provisions now or hereafter in effect and applicable to it or such affiliates.

          (b) Financial and Other information. The Company shall furnish to Sumitomo, as soon as available and in any event within 90 days after the close of its fiscal year, (i) a balance sheet of the Company as of the end of each fiscal year, (ii) the related statements of changes in fund balances, and (iii) the related statements of revenues, expenditures and the changes for such calendar year, all of which shall be certified by an Authorized Representative of the Company and prepared on a consistent basis. In addition, the Company shall furnish to Sumitomo on each April 15, July 15, October 15 and January 15, a financial summary of the operations of the Project for the preceding calendar quarter and from time to time, as Sumitomo may reasonably request, such other financial information concerning the Company and the Project in order to enable Sumitomo to determine whether the covenants, terms and provisions of this Reimbursement Agreement, the Related Documents and all other indebtedness of the Company have been complied with by the Company, and for that purpose all pertinent books, documents and vouchers relating to the Company's business affairs and properties shall at all times during regular business hours be open to the inspection of such accountants or other agents (who may make copies of all or any part thereof at their own cost and expense) as shall from time to time reasonably be designated by Sumitomo. Without limiting the foregoing, the Company will permit Sumitomo and its designated agents to visit and inspect any of the properties of the Company and to discuss the affairs, finances and accounts of the Company with its officers and employees and any accounting firm performing services for the Company, all at such times and as often as Sumitomo may reasonably request.

          (c) Compliance with Credit and Bond Documents. The Company shall observe and comply with all of its obligations arising in connection with the Credit Documents and the Bond Documents to which it is a party and its certificate of incorporation and by-laws, and all Governmental Requirements, and all of its covenants and agreements contained in the Credit Documents and the Bond Documents to which it is a party are hereby reaffirmed and adopted by it for the benefit of Sumitomo and are incorporated by reference herein as now written and agreed upon. If the Company does not observe or comply with an obligation arising in connection with this Reimbursement Agreement or the other Credit Documents or the Bond Documents to which it is a party, Sumitomo may inform the Company of such non- observance or non-compliance and request that the Company immediately observe or comply with such obligation; and if the Company does not so observe or comply to Sumitomo's satisfaction within three (3) Business Days after such request, then Sumitomo may, but shall not be required to, perform or satisfy such obligation and request that the Company reimburse Sumitomo in accordance with Section 8.5 hereof.

          (d) Insurance. The Company shall from and after the Closing Date continuously maintain at all times insurance with respect to the Project satisfactory in all respects to Sumitomo. Sumitomo agrees that the insurance currently in force with respect to the Project is satisfactory. Any public liability insurance policy shall name the Trustee and Sumitomo as additional insureds. All insurance policies shall contain a provision that they shall not expire, be canceled or materially modified by the insurer except upon at least thirty (30) days' prior written notice to the Company, the Trustee and Sumitomo. On the Closing Date, the Company shall provide to the Trustee and Sumitomo a certificate or certificates of insurance establishing that the required insurance is in full force and effect, and shall, upon request of Sumitomo or the Trustee, furnish copies to the requesting party of the original insurance policies required by this Section 4.1(d).

          (e) Licenses and Permits. The Company shall take all necessary and appropriate action to ensure the continuance in force of all consents, licenses, permits, orders, decrees, approvals, authorizations, registrations and filings obtained or made by it in connection with this Reimbursement Agreement, the Project or the Related Documents or necessary to authorize the execution, delivery and performance of this Reimbursement Agreement by it, or of the Related Documents to which it is a party and all other agreements to be delivered in connection with any thereof.

          (f) Further Assurances. The Company shall execute and deliver to Sumitomo all such documents and instruments, and do all such acts and things, as may reasonably be necessary or required by Sumitomo to enable Sumitomo to exercise and enforce its rights under this Reimbursement Agreement and to realize thereon, and record and Me and rerecord and re-file all such documents and Instruments, at such time or times, in such manner and at such place or places, all as may be necessary or required by Sumitomo to validate, preserve and protect the position of Sumitomo under this Reimbursement Agreement.

          (g) Compliance Certificates. As soon as available and in no event later than ninety (90) days after the close of each of its fiscal years, the Company will furnish to Sumitomo certificates of compliance signed by an Authorized Representative of the Company (i) stating that a review of the activities of the Company has been made under its supervision with a view to determining whether the Company has fulfilled all of its obligations under this Reimbursement Agreement and the Related Documents; and (ii) stating that the Company has fulfilled its obligations under such documents and that all representations made herein continue to be true and correct (or specifying the nature of any change), or if any Event of Default or Potential Default shall have occurred specifying such Event of Default or Potential Default and the nature and status thereof.

          (h) Payment of Taxes. The Company shall pay or cause to be paid to the public officers charged with the collection thereof promptly as the same become due, all taxes, including but not limited to income, profits or property taxes, which may now or hereafter be imposed by the United States of America, any state or municipality or any political subdivision or subdivisions thereof, and all assessments for public improvements or other assessments, levies, license fees, charges for publicly supplied water or sewer services, excises, franchises, imposts and charges, general and special, ordinary and extraordinary (including interest, penalties and all costs resulting from delayed payment of any of the foregoing) of whatever name, nature and kind and whether or not now within the contemplation of the parties hereto which are now or may hereafter be levied, assessed, charged or imposed upon the Company or which are or may become a lien upon this Reimbursement Agreement, the Related Documents, the Project, the use or occupation thereof or upon the owner or occupants in respect of or upon the basis of the rent or the estate thereby created (in connection with the Project), or upon any franchises, businesses, transactions, income, earnings and receipts (gross, net or otherwise) of the Company in connection with the Project, for payment or collection of which the Company is liable or accountable under any lawful authority whatever by reason of ownership, occupancy or operation of the Project, or its earnings, profits or receipts from, or its leasing of, the Project; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any tax, assessment, lien or other matter hereunder so long as the validity thereof is being contested in good faith and by appropriate legal proceedings and neither the Project nor any rent or income therefrom or interest therein would be in any immediate danger of being sold, forfeited, attached or lost. The Company will, upon request, provide Sumitomo or the Trustee with copies of any tax returns of the Company and receipts for payment of taxes.

          (i) Maintenance of Existence. The Company shall (i) preserve and maintain its corporate existence, rights and privileges in the state of its incorporation and (ii) qualify and remain qualified as a foreign corporation in each jurisdiction in which the ownership of property or the nature of its business requires such qualification under applicable law.

          (j) Remarketing Agent. The Company shall at all times engage or cause to be engaged a Remarketing Agent to serve as such under the terms of the Indenture.

          (k) Rebate Consultant. The Company shall engage a Rebate Consultant acceptable to Sumitomo in the event it or the Internal Revenue Service determines that the Bonds are subject to the provisions of Section 147(f) of the Code.

     Section 4.2 Company's Negative Covenants. The Company covenants and agrees with Sumitomo that so long as any amounts may be drawn under the Letter of Credit and - thereafter so long as any amounts remain outstanding or Bank Reimbursement Obligations remain unfulfilled under this Reimbursement Agreement, the Company will not, directly or indirectly, unless Sumitomo shall otherwise consent in writing:

          (a) Related Documents. Agree to amend, extend, modify, waive, revise or otherwise alter or terminate any term of the Related Documents.

          (b) Liens, etc. Create or suffer to exist any Lien or any other type of preferential arrangement, upon or with respect to any of its Properties, whether now owned or hereafter acquired, or assign any right to receive income, in each case to secure any Indebtedness, other than (i) as created by the Related Documents, (ii) imposed by law on any property of the Company such as landlords', carriers', warehousemen's, mechanics' and other similar liens arising in the ordinary course of its business, not to exceed $25,000 in the aggregate, (iii) purchase money liens or purchase money security interests upon or in any equipment owned or held by the Company on the date hereof or owned or held by the Company hereafter in the ordinary course of its business as conducted on the date hereof to secure the purchase price of such equipment or to secure indebtedness incurred solely for the purpose of financing the acquisition of such equipment, (iv) Liens existing on such equipment at the time of its acquisition, (v) encumbrances on equipment leased, as lessee, by the Company pursuant to a lease permitted by this Reimbursement Agreement and the Related Documents, or (vi) any Liens disclosed on the financial statements referred to in Section 3. 1 0 hereof.

          (c) Debt. Create or suffer to exist any Indebtedness other than (i) any Indebtedness incurred under this Reimbursement Agreement or any of the Related Documents, (ii) Indebtedness secured by Liens permitted pursuant to
Section 4.2(b) hereof, (iii) short-term Indebtedness on customary trade terms in connection with the provision to the Company of goods and services in the ordinary course of its business as conducted on the date hereof, or (iv) Indebtedness disclosed on the financial statements refer-red to in Section 3.10 hereof.

          (d) Change in Business. Make any material change in the nature of its business as conducted on the date hereof.

          (e) Consolidations, etc. Liquidate, consolidate or merge with or into any other Person, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets, property or interest (whether now owned or hereafter acquired), or acquire all or substantially all of the assets of any Person, or engage in any other similar or unusual action.

          (f) Sales, etc. of Assets. Sell, assign, encumber, mortgage, pledge, lease, transfer or otherwise dispose of any of its assets or properties or interests therein (including, without limitation, all or any part of the Project), other than as permitted pursuant to Section 4.2(b) hereof.

          (g) Investments in Other Persons. Make any loan or advance to any Person or purchase or otherwise acquire any capital stock, obligations or other securities of, make any capital contribution to, or otherwise invest in, any Person; provided, however, that nothing in this subsection shall prevent the Company from purchasing readily marketable direct obligations of the United States of America solely in connection with routine cash management operations.

          (h) Official Statement. Refer to Sumitomo in any offering document (other than the Official Statement) or make any changes in reference to Sumitomo in any revision of the Official Statement, without Sumitomo's prior written consent thereto.

          (i) Purchase of Stocks. Extend credit to others for the purpose of to purchasing" or "carrying" any "margin stock" (as defined in Regulation U) or use any of the proceeds of the Bonds to (i) "purchase" or "carry" any "margin stock" or (ii) acquire any security in any transaction which is subject to Section 13(d) or made unlawful pursuant to Section 14 of the Securities Exchange Act of 1934.

          (j) Optional Redemption of Bonds. Permit an optional redemption of Bonds under the Indenture without the prior written consent of Sumitomo. If the Company has deposited with Sumitomo or the Trustee an amount equal to the principal amount of Bonds to be redeemed pursuant to the Indenture, Sumitomo shall consent to such optional redemption to the extent of such amounts.

          (k) Remarketing Agent. Remove or replace the Remarketing Agent without the prior written consent of Sumitomo.

                                    ARTICLE V

                                     DEFAULT

     Section 5.1 Events of Default. The occurrence of one or more of the following events shall constitute an Event of Default:

          (a) The occurrence of any "Event of Default" or "Default" under, and as defined in, any Credit Document (other than this Reimbursement Agreement) or any Bond Document, in each case after giving effect to any applicable grace periods.

          (b) Default in the payment of any Bank Reimbursement Obligation required to be paid or reimbursed under this Reimbursement Agreement or any other Credit Document when and as the same is due and payable hereunder or thereunder.

          (c) Any representation or warranty made by the Company under or in connection with this Reimbursement Agreement or the other Related Documents or in any certificate, agreement, instrument or statement contemplated by or made or delivered pursuant to or in connection herewith or therewith shall prove to have been false or misleading in any material respect.

          (d) The breach by the Company (other than a breach that constitutes an Event of Default under Section 5.1 clauses (a) through (c) above) of any of the covenants, terms and provisions contained in Section 4.1(i) or (j) or Section
4.2 hereof.

          (e) The breach by the Company (other than a breach that constitutes an Event of Default under Section 5.1 clauses (a) through (d) above) of any other covenants, terms and provisions of this Reimbursement Agreement which is not remedied within 30 days after written notice to the Company by Sumitomo, unless Sumitomo shall consent to any extension of time for such observance or performance.

          (f) The Company shall (i) be adjudicated as bankrupt, or an order for relief shall be entered against it under the federal bankruptcy law which remains unstayed or is not dismissed within sixty (60) days after the entry of such adjudication or order; (ii) make an assignment for the benefit of creditors; (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its property; (iv) institute any proceeding seeking an order for relief under the federal bankruptcy law or seeking to adjudicate it as bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any federal or state law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it; (v) take any action to authorize or effect any of the foregoing actions set forth in this Section 5.1(f); or (vi) fail to contest in good faith any appointment or proceeding described in Section 5.1(g).

          (g) Without the application, approval or consent of the Company, a receiver, custodian, trustee, examiner, liquidator or similar official shall be appointed for the Company or any substantial part of its Property, or a proceeding described in Section 5.1(f) shall be instituted against the Company and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) consecutive days.

          (h) Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of all or any substantial portion of the Property of the Company which is material to the operation of the Company unless the proceeds are used to replace such Property.

          (i) The occurrence of a Determination of Taxability.

          (j) Any material provision of this Reimbursement Agreement or any of the other Related Documents shall cease to be valid and binding, or the Company or any governmental authority shall contest any such provision, or the Company, or any agent or trustee on behalf of the Company, shall deny that it has any or further liability under this Reimbursement Agreement or any of the Related Documents.

          (k) Any governmental body, authority or agency shall require any amendment to this Reimbursement Agreement or any of the other Related Documents, or any modification to any of the parties hereto or thereto, which amendment or modification, in the opinion of Sumitomo, may materially adversely affect any right or remedy of Sumitomo hereunder or thereunder, or any statute or any rule or regulation of any governmental body, authority or agency shall render ineffective or shall materially adversely affect any right or remedy of Sumitomo hereunder or thereunder, or any such requirement, statute, rule or regulation shall cause the termination of or otherwise materially affect any duty, liability or obligation, of the Company to Sumitomo hereunder or under the Related Documents.

          (l) A default shall occur and be continuing beyond any applicable cure period under any agreement (other than the Related Documents) between the Company and Sumitomo or under any obligation owed by the Company to Sumitomo.

          (m) Any material provision of this Reimbursement Agreement or any of the other Related Documents shall cease to be valid and binding as respects any party other than Sumitomo; or any party or any agent or trustee on behalf of such party, shall deny that it has any further liability under this Reimbursement Agreement, or any material provision of any of the other Related Documents to which it is a party.

     Section 5.2 Remedies. Upon the occurrence of any Event of Default Sumitomo may exercise any one or more of the following rights and remedies in addition to any other remedies herein or by law provided:

          (a) declare the principal of and interest on the Bank Reimbursement Obligations owing hereunder immediately due and payable, notwithstanding the provisions of Section 2.5;

          (b) give notice of the occurrence of an Event of Default to the Trustee, which notice shall provide that the Letter of Credit shall expire ten
(10) days after receipt of such notice by the Trustee and instruct the Trustee to cause a redemption of the Bonds pursuant to Section 4.01(7) of the Indenture;

          (c) direct the Trustee to exercise its rights under the Indenture and the Loan Agreement;

          (d) exercise Sumitomo's rights under the Related Documents, including taking sole possession and ownership or control of the Investment Agreement and all moneys and investments held thereunder; or

          (e) pursue any other action available at law or in equity.

                                   ARTICLE VI

                         WAIVER, AMENDMENTS AND REMEDIES

     Section 6.1 Waiver and Amendments. No delays or omissions of Sumitomo to exercise any right under the Credit Documents shall impair such right or be construed to be a waiver of or an acquiescence in any Event of Default, and any single or partial exercise of any such right shall not preclude other or further exercise of that right or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of this Reimbursement Agreement shall be valid unless in writing signed by Sumitomo, and then only to the extent specifically set forth in such writing.

     Section 6.2 Remedies Cumulative. All remedies contained in the Credit Documents or by law afforded shall be cumulative and all shall be available to Sumitomo until the Letter of Credit has expired or been terminated and the Bank Reimbursement Obligations have been indefeasibly paid in full.

                                   ARTICLE VII

                              CONDITIONS PRECEDENT

     Section 7.1 Conditions Precedent to Issuance of Letter of Credit. As conditions precedent to the obligation of Sumitomo to issue the Letter of Credit, (a) the Company shall provide or cause to be provided to Sumitomo on the Closing Date, in form and substance satisfactory to Sumitomo and its counsel:

          (i) a written opinion of Luce, Forward, Hamilton & Scripps LLP, counsel to the Company, dated the Closing Date, substantially in the form attached as Exhibit E;

          (ii) the written opinion of Kutak Rock, bond counsel, dated the Closing Date, in form and substance satisfactory to Sumitomo's counsel;

          (iii) a written opinion of counsel to the issuer, dated the Closing Date, with respect to the due organization of the Issuer, the power of the Issuer to enter into the transactions contemplated by the Bond Documents, the due adoption of all proceedings of the Issuer and the due authorization, execution, delivery and enforceability of the Bond Documents to which the Issuer is a party, in form and substance satisfactory to Sumitomo's counsel;

          (iv) a certificate of good standing of the Company and a certified copy of its Certificate of Incorporation, both certified on or within sixty (60) days prior to the date of execution of this Reimbursement Agreement by the Secretary of State of

Delaware and a certificate of an Authorized Officer of the Company stating that no changes have been made in the Certificate of Incorporation or good standing of the Company since such date;

          (v) a certificate of good standing of the Company, certified on or within sixty (60) days prior to the date of execution of this Reimbursement Agreement by the Secretary of the State of California and a certificate of an Authorized Officer or the Company stating that no changes have been made in the good standing of the Company since such date;

          (vi) copies, certified on the date of execution hereof by an Authorized Officer of the Company, of its by-laws and resolutions authorizing the execution of the Related Documents to which the Company is a party, upon which Sumitomo shall be entitled to rely until informed of any change in writing by the Company;

          (vii) an incumbency certificate, executed by an Authorized Officer of the Company, which shall identify by name and title and bear the signatures of the Authorized Officers of the Company authorized to sign this Reimbursement Agreement and those Related Documents to which the Company is a party and to effect the transactions under them, upon which Sumitomo shall be entitled to rely until informed of any change in writing by the Company;

          (viii) copies, certified on the date of execution hereof by an Authorized Officer of the Issuer, of the resolutions of the Issuer authorizing the issuance of the Bonds and any other resolutions of the Issuer authorizing the execution of those Bond Documents to which the Issuer is a party, upon which Sumitomo shall be entitled to rely until informed of any change in writing by the Issuer;

          (ix) an incumbency certificate, executed by an Authorized Officer of the Issuer, which shall identify by name and title and bear the signatures of the Authorized Officers of the Issuer authorized to sign those Bond Documents to which the Issuer is a party and to effect the transactions under them, upon which Sumitomo shall be entitled to rely until informed of any change in writing by the Issuer;

          (x) a certificate signed by an Authorized Officer of the Company, dated the Closing Date and stating that:

               (a) the representations and warranties contained in Article III of this Reimbursement Agreement are correct on and as of the Closing Date as though made on such date; and

               (b) no Event of Default has occurred and is continuing, or would result from the issuance of the Letter of Credit or the execution and delivery of this Reimbursement Agreement or any Bond Document or Credit Document to which the Company is a party, and no event has occurred and is continuing which constitutes a Potential Default;

               (xi) true and correct copies of all governmental approvals necessary for the Issuer to enter into the Bond Documents to which the Issuer is a party;

               (xii) evidence that the Remarketing Agent has acknowledged and accepted in writing its appointment as Remarketing Agent under the Indenture and its duties and obligations thereunder;

               (xiii) the  receipt  of the  facility  fee  payable  pursuant  to
Section 2.2(a) hereof and all reasonable costs (including the fees and disbursements of Sumitomo's special and Japanese counsel) associated with the transactions contemplated by this Reimbursement Agreement in lawful money of the United States of America in freely transferable and immediately available funds;

               (xiv) true and correct copies of the Bond Documents and all other documents furnished in connection with the issuance and delivery of the Bonds;

               (xv) the Credit Documents (other than the Letter of Credit) executed and delivered on behalf of the parties thereto;

               (xvi) evidence satisfactory to Sumitomo and its special counsel that the insurance policies required by Section 4. 1 (d) hereof are in fun force and effect on the Closing Date;

               (xvii) evidence of filing or simultaneous filing of completed Uniform Commercial Code financing statements from the Company in such forms and in such places as Sumitomo shall require; and

               (xviii) the receipt of such other documents, certificates and opinions as Sumitomo or its special counsel may reasonably request;

          (a) no law, regulation, ruling or other action of any government, foreign or domestic, or any political subdivision or authority therein or thereof shall be in effect or shall have occurred, the effect of which would be to prevent Sumitomo from fulfilling its obligations under this Reimbursement Agreement; and

          (b) all legal requirements provided herein incident to the execution, delivery and performance of this Reimbursement Agreement and the Related Documents and the transactions contemplated hereby and thereby, shall be reasonably satisfactory to Sumitomo and its counsel.

     Section 7.2 Conditions Precedent to Loans. Following any payment by Sumitomo under the Letter of Credit pursuant to a drawing for the payment of Bonds tendered pursuant to Section 4.06 or Section 4.07 of the Indenture or Non-Tendered Bonds which have not been remarketed, a loan with respect to such drawing shall be made available to the Company only if on the date on which Sumitomo honors such drawing the following statements shall be true:

          (a) the  representations  and  warranties of the Company  contained in
Article III of this Reimbursement Agreement and the other Related Documents are true and correct on and as of the date of such payment as though made on and as of such date; and

          (b) no event has occurred and is continuing, or would result from such payment, which constitutes a Potential Default or an Event of Default.

     Unless the Company shall have previously advised Sumitomo in writing or Sumitomo has actual knowledge that one or more of the above statements is no longer true, the Company shall be deemed to have represented and warranted on the date of such payment that the above statements are true and correct.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     Section 8.1 Survival of Certain Representations and Obligations. The respective agreements, representations and other statements of the Company and Sumitomo and their respective partners, officials or officers set forth in or made pursuant to this Reimbursement Agreement will survive the issuance and delivery of the Bonds.

     Section 8.2 Governing Law. The obligations of the Company and Sumitomo under this Reimbursement Agreement shall be governed by and construed in accordance with the laws of the State.

     Section 8.3 Headings. Section headings in this Reimbursement Agreement are for convenience of reference only and shall not govern, or be used in, the interpretation of any of the provisions of this Reimbursement Agreement.

     Section 8.4 Benefit of Agreement: Successors. The terms and provisions of the Credit Documents shall be binding upon and inure to the benefit of the Company and Sumitomo and their respective successors and assigns, except that the Company shall not have the right to assign its rights or delegate its duties under any of the Credit Documents, or any interest in them, without the prior written consent of Sumitomo.

     Section 8.5 Costs, Expenses. The Company agrees to pay on demand all reasonable costs and expenses (including out-of-pocket expenses) in connection with the preparation, execution, delivery and administration of the Credit Documents and any other documents which may be delivered in connection with the Credit Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Sumitomo with respect thereto and with respect to advising Sumitomo as to its rights and responsibilities under the Credit Documents and the Bond Documents and all costs and expenses in connection with the enforcement of the Credit Documents and the Bond Documents and such other documents which may be delivered in connection herewith and therewith and agrees to save Sumitomo harmless from and against any and all liabilities with respect to or resulting from any delay by the Company in paying or omission to pay such fees and expenses.

     Section 8.6 Entire Agreement. The Related Documents embody the entire agreement and understanding between the Company and Sumitomo and supersede all prior agreements between the Company and Sumitomo relating to the subject matter of this Reimbursement Agreement.

     Section 8.7 Termination. This Reimbursement Agreement shall terminate upon the later to occur of the Expiration Date or the date of the indefeasible payment in full of all of the Bank Reimbursement Obligations.

     Section 8.8 Execution in Counterparts. This Reimbursement Agreement may be executed in multiple counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     Section 8.9 Set-Off. In addition to, and without limitation of, any rights of Sumitomo under applicable law, if any Event of Default or Potential Default occurs, any indebtedness from Sumitomo to the Company (including the Investment Agreement but excluding any trust accounts and other security and cash held in an agency capacity pursuant to a written agreement with respect to such agency or trust capacity between Sumitomo and the Company) may be set-off and applied toward payment of the Bank Reimbursement Obligations, whether or not the Bank Reimbursement Obligations, or any part of them, shall then be due.

     Section 8.10 Severability. If any provision of this Reimbursement Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision of this Reimbursement Agreement.

     Section 8.11 Notices. Unless otherwise provided for in this Reimbursement Agreement, any notice required or permitted to be given under this Reimbursement Agreement may be given by certified or registered mail, return receipt requested, or by telex or telecopy, charges prepaid, or by commercial overnight delivery service, prepaid, addressed:

         To the Company as follows:

                  Advanced Aerodynamics and Structures, Inc.
                  3501 Lakewood Boulevard
                  Long Beach, California  90808
                  Attention:  Carl L. Chen, Ph.D.
                  Telecopy:  (562) 938-8620
                  Telephone:  (562) 938-8618

         To Sumitomo as follows:

                  The Sumitomo Bank, Limited
                  Los Angeles Branch
                  777 South Figueroa Street, Suite 2600
                  Los Angeles, California 90017
                  Attention:  Manager - Structured Finance
                              and Financial Institutions Group
                  Telecopy:  (213) 623-6832
                  Telephone:  (213) 955-0800

         To the Trustee as follows:

                  First Trust of California, National Association
                  One California Street, Fourth Floor
                  San Francisco, California 94111
                  Attention:  Corporate Trust Department
                  Telecopy:  (415) 273-4590
                  Telephone:  (415) 273-4576

Any notice sent by mail shall be deemed given three (3) days after it is deposited in the mails. Any notice sent by telex or telecopy shall be deemed given when confirmed by telex answerback or sent, respectively. Any notice sent by commercial overnight delivery service shall be deemed given one (1) Business Day after it is deposited for delivery. Each party may change the address for service of notice upon it by a notice in writing to the other.

                                   ARTICLE IX

                               WAIVER OF LIABILITY

     Sumitomo shall not be responsible for: (a) the use which may be made of the Letter of Credit or for any acts or omissions of the users of the Letter of Credit; (b) the validity, sufficiency, accuracy or genuineness of documents presented under or in connection with the Letter of Credit, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged; (c) payment by Sumitomo to the Trustee or any transferee of the Letter of Credit against presentation of documents which do not comply with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) delivery of any messages by mail, cable, telegraph or otherwise, whether or not they may be in cipher; except only that the Company may have a claim against Sumitomo and Sumitomo may be liable to the Company to the extent, but only to the extent of any direct as opposed to consequential damages suffered by the Company which the Company proves were caused by (i) Sumitomo's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms thereof or (ii) Sumitomo's failure to pay under the Letter of Credit after the presentation to it by the Trustee of a draft and certificate strictly complying with the terms and conditions of the Letter of Credit. The happening of any one or more of the contingencies referred to in the preceding clauses of this
Article IX shall not affect, impair or prevent the vesting of any of Sumitomo's rights or powers hereunder, or the Company's obligation to make reimbursement. In furtherance and extension and not in limitation of the specific provisions set forth above, the Company agrees that any action taken by Sumitomo under or in connection with the Letter of Credit or the related drafts or documents, if taken in good faith, shall be binding on the Company and shall not put Sumitomo under any resulting liability to the Company and the Company thereby makes like agreement as to any inaction or omission unless in breach of good faith. The Company acknowledges that the Letter of Credit shall be transferable and it is understood and agreed that Sumitomo is under no duty to determine the proper identity of any one appearing in the draft or documents as transferee, nor shall Sumitomo be charged with responsibility of any nature or character for the validity or correctness of any transfer or successive transfers, and payment by Sumitomo to any purported transferee as reasonably determined by Sumitomo pursuant to the terms of the Letter of Credit is hereby authorized and approved, and the Company further agrees to hold Sumitomo harmless and indemnified against any liability or claim in connection with or arising out of the foregoing.

                                    ARTICLE X

                                 INDEMNIFICATION

     The Company hereby indemnifies and holds harmless Sumitomo and its officers, directors, employees and attorneys from and against any and all claims, damages, losses, liabilities and reasonable costs or expenses which Sumitomo may incur (or which may be claimed against Sumitomo by any entity or entities whatsoever) by reason of or in connection with: (i) the issuance, sale or resale of the Bonds; (ii) any provision, misstatement or omission of a material fact contained in (or not contained in, as the case may be) any document pursuant to which the Bonds are offered for sale or are sold (or resold), except any provision, misstatement or omission contained in or not contained under the caption "The Bank" in the Official Statement; (iii) the execution and delivery or transfer of, or payment or failure to pay under, the Letter of Credit, except for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the gross negligence or willful misconduct of Sumitomo in determining whether a statement or draft presented under the Letter of Credit complied with the terms of the Letter of Credit or Sumitomo's willful failure to pay under the Letter of Credit after the proper presentation of a certificate or draft strictly complying with the terms and conditions of the Letter of Credit; and (iv) any other action taken by Sumitomo in connection with the transactions contemplated by the Related Documents, except for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the gross negligence or willful misconduct of Sumitomo.

     The Company agrees that its obligations, covenants and liabilities hereunder shall survive the execution of each of the Credit Documents, and continue in full force and effect and shall not be terminated, discharged, released, in whole or in part, affected or impaired by any act of Sumitomo or any event or condition. The Company agrees that its liability hereunder shall not be discharged by: (i) the renewal or extension of time for the payment of the Bank Reimbursement Obligations under any of the Credit Documents or any other agreement relating to the Bank Reimbursement Obligations, whether made with or without the knowledge or consent of the Company; (ii) any transfer, waiver, compromise, settlement, modification, surrender, or release of any of the Bank Reimbursement Obligations; (iii) the existence of any defenses to enforcement of any of the Credit Documents; (iv) any failure, omission, delay or inadequacy, whether entire or partial, of Sumitomo to exercise any right, power or remedy regarding the Bank Reimbursement Obligations or to enforce or realize upon (or to make any guarantor a party to the enforcement or realization upon) any of Sumitomo's security for the Bank Reimbursement Obligations; (v) the existence of any set-off, claim, reduction, or diminution of the Bank
Reimbursement Obligations, or any defense of any kind or nature, which the Company may have against the Company or which any party has against Sumitomo;
(vi) the application of payments received from any source to the payment of any obligation other than the Bank Reimbursement Obligations, even though Sumitomo might lawfully have elected to apply such payments to any part or all of the Bank Reimbursement Obligations; (vii) the addition, deletion or release of any and all other borrowers, endorsers, guarantors, obligors and other persons liable for the payment of the Bank Reimbursement Obligations and the acceptance of any and all other security for the payment of the Bank Reimbursement Obligations; (viii) any change in the manner, place or terms of payment of any of the Bank Reimbursement Obligations; and (ix) any act or failure to act in any manner referred to herein which may deprive the Company of its right to subrogation against the Company to recover full indemnity for any payments made pursuant hereto; all whether or not the Company shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (ix) of this Paragraph. The Company intends that it shall remain liable hereunder as a principal even if all of the Bank Reimbursement Obligations shall have been paid in full, notwithstanding any fact, act, event or occurrence which might otherwise operate as a legal or equitable discharge of a surety or guarantor.

     IN WITNESS WHEREOF, the parties hereto have caused this Reimbursement Agreement to be duly executed and delivered by their respective officers hereunto duly authorized as of the date first above written.


                                        ADVANCED AERODYNAMICS AND
                                        STRUCTURES, INC.


                                         By:
                                              President


ATTEST:



By:
    Secretary

(SEAL)


                                         THE SUMITOMO BANK, LIMITED



                                          By:
                                                         , Los Angeles Branch

     IN WITNESS WHEREOF, the parties hereto have caused this Reimbursement Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                         ADVANCED AERODYNAMICS AND
                                         STRUCTURES, INC.



                                          By:
                                                 President

ATTEST:



By:
     Secretary

(SEAL)

                                          THE SUMITOMO BANK, LIMITED



                                          By:
                                             Joint General Manager, Los Angeles
                                             Branch

                                    EXHIBIT A
                            Form of Letter of Credit




                          IRREVOCABLE LETTER OF CREDIT




Letter of Credit No. G/LA-400557                                 August 5, 1997



First Trust of California, National Association
  not individually but solely as Trustee
One California Street, Fourth Floor
San Francisco, California  94111

Attention:  Corporate Trust Department

Ladies and Gentlemen:

     We hereby issue in your favor, not individually, but solely as Trustee (the "Trustee") under the Indenture of Trust dated as of August 1, 1997 (the "Indenture") between the California Economic Development Financing Authority (the "Issuer") and you, this irrevocable direct pay letter of credit (this "Letter of Credit") in an amount not exceeding $8,625,754 (the "Stated Amount"), of which an amount not exceeding $8,500,000 may be drawn upon with respect to the payment of principal of the Issuer's $8,500,000 Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Advanced Aerodynamics and Structures, Inc. Project) (the "Bonds") and an amount not exceeding $125,754 may be drawn upon with respect to the payment of up to forty-five (45) days' accrued interest (at the rate of 12% per annum based on a 365-day year) on the Bonds, for payment of your draft, drawn at sight on The Sumitomo Bank, Limited, acting through its Los Angeles Branch (the "Bank"), 777 South Figueroa Street, Suite 2600, Los Angeles, California 90017 (or such other address in the United States of America as may be designated to you in waiting from time to time by the Bank) accompanied by your signed certificate (with the blanks filled in appropriately):

     1. if the drawing is being made with respect to the payment or provision for payment of interest on the Bonds, whether for regularly scheduled interest payments pursuant to Section 2.02 of the Indenture or for accrued interest on Bonds subject to optional or mandatory redemption pursuant to Article IV of the Indenture or upon the acceleration of the Bonds pursuant to Section 7.01 of the Indenture, your certificate in the form attached as Annex I;

     2. if the drawing is being made with respect to the payment of principal upon an optional or mandatory redemption of Bonds pursuant to Article IV of the Indenture or upon the maturity of the Bonds pursuant to Section 2.02 of the Indenture or upon the acceleration of the Bonds pursuant to Section 7.01 of the Indenture, your certificate in the form attached as Annex II;

     3. If the drawing is made with respect to the payment of the accrued interest and the principal portion of the purchase price of Bonds tendered or deemed to have been tendered pursuant to Section 4.06 or Section 4.07 of the Indenture, your certificate in the form attached as Annex III (any such draft accompanied by such signed certificate is herein referred to as a "Purchase Price Draft").

     More than one demand for payment may be made under this Letter of Credit. A demand for payment with respect to the payment of interest on or principal of the Bonds shall not exceed that portion of the Stated Amount allocated to interest or principal, respectively, as the same is reduced or reinstated from time to time as provided below.

     The expiration date of this Letter of Credit (the "Expiration Date") shall be the earliest of: (i) our close of business on August 5, 2002 (the "Stated Expiration Date"), unless the Stated Expiration Date has been extended and the Stated Amount adjusted (if appropriate) by an instrument substantially in the form of Attachment C hereto (which forms an integral part of this Letter of Credit); (ii) ten (10) days after you receive notice from the Bank of an Event of Default under (and as defined in) the Reimbursement Agreement dated as of August 1, 1997 between Advanced Aerodynamics and Structures, Inc. (the "Company") and the Bank (the "Reimbursement Agreement") and a direction to cause a redemption of all outstanding Bonds under the terms of the Indenture; (iii) the date on which the Bank receives notice from you that all Bonds have been paid in full or such payment has been provided for in accordance with the terms of the Indenture; (iv) the date on which the Bonds become secured by an Alternate Letter of Credit (as defined in the Indenture) in accordance with the terms of the Indenture; and (v) the date on which the interest rate on the Bonds is converted to a fixed rate of interest in accordance with the terms of the Indenture. You shall surrender this Letter of Credit to the Bank on the Expiration Date of this Letter of Credit.

     A draft and completed signed certificate (other than a Purchase Price Draft) presented prior to 9:00 a.m., Los Angeles, California time, on any day except Saturday, Sunday or any day on which banking institutions located in the Cities of New York, New York or Los Angeles, California or the city in which the principal office of the Trustee or the Remarketing Agent (as defined in the Indenture) is located (initially, San Francisco, California) are required or authorized by law to close or a day on which the New York Stock Exchange is closed (a "Business Day") shall be honored and the amount of the draft paid in immediately available funds by 1:00 p.m., Los Angeles, California time) on the same Business Day, provided that such draft and signed certificate presented conform to the terms and conditions of this Letter of Credit. A draft and completed signed certificate (other than a Purchase Price Draft) presented after 9:00 a.m., Los Angeles, California time on any Business Day shall be honored and the amount of the draft paid in immediately available funds by 11:00 a.m. Los Angeles, California time, on the following Business Day, provided that such draft and signed certificate presented conform to the terms and conditions of this Letter of Credit. A Purchase Price Draft presented prior to 9:00 a.m., Los Angeles, California time, on any Business Day shall be honored and the amount of the draft paid in immediately available funds by 1:00 p.m., Los Angeles, California time on the same Business Day, provided that such Purchase Price Draft presented conforms to the terms and conditions of this Letter of Credit. A Purchase Price Draft presented after 9:00 a.m., Los Angeles, California time on any Business Day shall be honored and the amount of the draft paid in immediately available funds by 11:00 a.m., Los Angeles, California time on the following Business Day, provided that such draft and signed certificate presented conform to the terms and conditions of this Letter of Credit. Payment under this Letter of Credit shall be made in accordance with the payment instructions set forth in the completed certificate accompanying each draft. All payments made by the Bank under this Letter of Credit shall be made from the Bank's own funds without any requirement that the Trustee, the holders of the Bonds or the Bank make any prior claims against the Company and not out of any funds of the Company, the Issuer or any entity related to either of them. By the time set forth above on the Business Day such payment is due the Bank shall enter such payment instructions on the Federal Reserve wire or, in the event such payment instructions specify an account maintained with the Bank, credit such account with immediately available funds.

     Any draft or certificate may be presented in person to the Bank or may be sent to the Bank by telecopier or other electronic communication, promptly confined by telephone at (213) 955-0800, Attention: Manager - Structured Finance and Financial Institutions Group, to telecopy number (213) 623-6832 (or such other telecopy or telephone number as may be designated to you in writing from time to time by the Bank). Any such draft or certificate presented by telecopy or other electronic communication shall be mailed or delivered to the Bank on the same day to our office specified in the first paragraph of this Letter of Credit.

     This Letter of Credit is successively transferable only to a successor paying agent upon receipt by the Bank of prior written notice of such transfer in accordance with Attachment A (which forms an integral part of this Letter of Credit), acknowledged by a purported officer of the Trustee and the transferee, addressed to the Bank and certifying that the transferee is a successor trustee under the Indenture.

     Each payment of a draft with respect to the payment of interest on or principal of the Bonds honored by the Bank shall, pro tanto, reduce that portion of the Stated Amount available under this Letter of Credit, subject to reinstatement as provided below. Following the honoring of a drawing hereunder to pay regularly scheduled principal of the Bonds or principal of the Bonds upon an optional or mandatory redemption of the Bonds, that portion of the Stated Amount available under this Letter of Credit to pay interest shall also be reduced to an amount equal to forty-five (45) days' accrued interest (at the rate of interest of 12% per annum based on a 365-day year) on the principal amount of the remaining outstanding Bonds (other than Pledged Bonds (as defined in the Reimbursement Agreement)). In addition, the Stated Amount of this Letter of Credit shall also be reduced by the amount stated in a written notice of reduction executed by a purported officer of the Trustee substantially in the form of Attachment B (which forms an integral part of this Letter of

Credit). A reduction of the Stated Amount through the use of such a written notice of reduction shall be effective as of the actual date of receipt by the Bank of such notice at its above-stated address.

     The Stated Amount shall be reinstated as follows:

     (a) Following the honoring of a drawing under this Letter of Credit for the payment of the purchase price of Bonds tendered, or deemed to have been tendered, to the Trustee or the Tender Agent (as defined in the Indenture) pursuant to Section 4.06 or Section 4.07 of the Indenture, the Stated Amount shall be reinstated automatically and immediately upon and to the extent that you have received payment in immediately available funds of the principal of and accrued interest on the Pledged Bonds in connection with the remarketing thereof and are holding such payment for the Bank's sole benefit and account; in such case, (i) the principal portion of this Letter of Credit shall be reinstated in an amount equal to the principal amount of the remarketed Bonds and (ii) the interest portion shall be reinstated to an amount equal to forty-five (45) days' accrued interest on the Bonds outstanding (other than Pledged Bonds), calculated at the rate of 12% per annum based on a 365-day year. In connection therewith, you shall wire transfer such payment to the Bank immediately after receipt thereof and you shall send to the Bank your telecopy (promptly followed by mail delivery) notifying the Bank of such payment.

     (b) Inunediately following the honoring of a drawing hereunder to make a regularly scheduled interest payment on the Bonds (that is, other than interest in connection with an optional redemption or mandatory redemption of the Bonds in whole or in part or an acceleration or optional or mandatory tender of the Bonds) in an amount set forth in the certificate in the form of Annex I submitted in conjunction with such drawing, the Bank's obligation hereunder with respect to the payment of interest on the Bonds will be automatically reinstated by the amount of such drawing.

     (c) The principal and interest portions of the Stated Amount shall otherwise be reinstated as the Bank may from time to time notify you in writing.

     The Sumitomo Bank, Limited acknowledges and agrees, notwithstanding any terms or provisions of this Letter of Credit or the Reimbursement Agreement to the contrary, that this Letter of Credit is in all respects an obligation of The Sumitomo Bank, Limited, binding and enforceable against its properties, assets and revenues wherever located.

     This Letter of Credit shall be governed by the laws of the State of California including without limitation, Article 5 of the Uniform Commercial Code as in effect in the State of California, as supplemented by the provisions (to the extent such provisions are consistent with this Letter of Credit) of the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce, Publication No. 500 (the "Uniform Customs").

     We undertake that your draft and certificate drawn and presented on or before the time of expiration of this Letter of Credit in conformity with the terms of this Letter of Credit will be duly honored.


                                       Very truly yours,

                                       THE SUMITOMO BANK, LIMITED


                                        By:
                                                           , Los Angeles Branch

ANNEX I (INTEREST DRAW) to
Transferable Irrevocable Direct Pay Letter of Credit Issued by The Sumitomo Bank, Limited, acting through its Los Angeles Branch

The Sumitomo Bank, Limited (Los Angeles Branch)
777 South Figueroa Street, Suite 2600
Los Angeles, California 90017

Attention:        Manager - Structured Finance and
                  Financial Institutions Group

Gentlemen:

     We refer to Transferable Irrevocable Direct Pay Letter of Credit No. G/LA-400557 issued in support of the $8,500,000 California Economic Development Financing Authority Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Advanced Aerodynamics and Structures, Inc. Project) (the "Letter of Credit"). Terms defined in the Letter of Credit and not otherwise defined herein shall have the same meanings herein as therein.

     1. As the Trustee pursuant to the Indenture, in trust for the owners of the Bonds, we hereby make demand for payment under the Letter of Credit to pay or provide for the payment of unpaid interest on such Bonds in connection with either a regularly scheduled interest payment, an optional redemption, a mandatory redemption or acceleration of the Bonds. Such Bonds have been duly authenticated under and in accordance with the Indenture.

     2. Interest on the Bonds is now or will under the terms of the Indenture become due and payable on or prior to the regularly scheduled interest payment date, maturity date or redemption date of the Bonds and the aggregate amount required to pay or to provide for the payment of the same is $____________________ and payment of such amount is hereby demanded.

     3. The amount demanded does not exceed the amount available today to be drawn under the Letter of Credit in respect of the payment of interest on the Bonds.

     4. Upon receipt of the amount demanded under this Letter of Credit, we will apply the same directly to the payment when due of interest owing on account of the Bonds.

     5. [Please wire the amount demanded hereunder to account no. _____________ at _____________ in _______.] [Please credit account no. _______ maintained with you.]

         Dated as of ______________, 19__.


                                        First  Trust  of  California,   National
                                        Association,  not in its  individual  or
                                        corporate   capacity,   but   solely  as
                                        Trustee under the Indenture.


                                         By:
                                         Title:

ANNEX II (PRINCIPAL DRAW) to
Transferable Irrevocable Direct Pay Letter of Credit Issued by The Sumitomo Bank, Limited, acting through its Los Angeles Branch

The Sumitomo Bank, Limited (Los Angeles Branch)
777 South Figueroa Street, Suite 2600
Los Angeles, California 90017

Attention:        Manager - Structured Finance and
                  Financial Institutions Group

Gentlemen:

     We refer to Transferable Irrevocable Direct Pay Letter of Credit No. G/LA-400557 issued in support of the $8,500,000 California Economic Development Financing Authority Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Advanced Aerodynamics and Structures, Inc. Project) (the "Letter of Credit"). Terms defined in the Letter of Credit and not otherwise defined herein shall have the same meanings herein as therein.

     1. As the Trustee pursuant to the Indenture, in trust for the owners of the Bonds, we hereby make demand for payment under the Letter of Credit to pay all or a portion of the unpaid principal amount of such Bonds which have been duly authenticated under and in accordance with the Indenture in connection with either an optional redemption, a mandatory redemption or upon maturity or acceleration of the Bonds.

     2. Principal on the Bonds is now or will under the terms of the Indenture become due and payable on or prior to the maturity date or redemption date of the Bonds; the drawing in the amount of $_________ is being made to pay the principal portion of each such Bond and payment of such amount is hereby demanded.

     3. The amount demanded does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the payment of principal on the Bonds.

     4. Upon receipt of the amount demanded under this Letter of Credit, we will apply the same directly to the payment of the principal owing on account of the Bonds.

     5. The Stated Amount of the Letter of Credit shall be permanently reduced by the amount of the draw hereunder.

     6. [Please wire the amount demanded hereunder to account no. _________ at ________________ in _____.] [Please credit account no. _______ maintained with you.]

     Dated as of ______________, 19__.


                                        First  Trust  of  California,   National
                                        Association,  not in its  individual  or
                                        corporate   capacity,   but   solely  as
                                        Trustee under the Indenture.


                                         By:
                                         Title:

ANNEX III (PURCHASE PRICE DRAW) to

Transferable Irrevocable Direct Pay Letter of Credit Issued by The Sumitomo Bank, Limited, acting through its Los Angeles Branch

The Sumitomo Bank, Limited (Los Angeles Branch)
777 South Figueroa Street, Suite 2600
Los Angeles, California  90017

Attention:        Manager - Structured Finance and
                  Financial Institutions Group

Gentlemen:

     We refer to Transferable Irrevocable Direct Pay Letter of Credit No. G/LA-400557 issued in support of the $8,500,000 California Economic Development Financing Authority Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Advanced Aerodynamics and Structures, Inc. Project) (the "Letter of Credit"). Terms defined in the Letter of Credit and not otherwise defined herein shall have the same meanings herein as therein.

     1. As the Trustee pursuant to the Indenture, we hereby make demand for payment under the Letter of Credit to pay a part or all of the interest portion and the principal portion of the purchase price to be paid in respect of Bonds which have been duly authenticated under and in accordance with the Indenture and which have been tendered or were deemed to have been tendered pursuant to
Section 4.06 or Section 4.07 of the Indenture and for which remarketing proceeds have not been received.

     2. The drawing in the aggregate amount of $ is being made to pay the purchase price of Bonds which have been tendered or were deemed to have been tendered. Such aggregate amount equals the sum of the amounts set forth in paragraphs 3 and 5 below.

     3. The portion of the drawing equal to $ is being made to pay a part or all of the interest portion of the purchase price of such Bonds which have been tendered or were deemed to have been tendered and for which remarketing proceeds have not been received corresponding to the accrued interest thereon, and payment of such amount is hereby demanded.

     4. Upon receipt of the amount set forth under paragraph 3 above, we will apply the same directly to the payment of a part or all of the interest portion of the amount to be paid in respect of the Bonds.

     5. The portion of the drawing equal to $ is being made to pay the principal portion of the purchase price of such Bonds which have been tendered or were deemed to have been tendered and for which remarketing proceeds have not been received, and payment of such amount is hereby demanded.

     6. Upon receipt of the amount set forth under paragraph 5 above, we will apply the same directly to the payment of the principal portion of the purchase price to be paid in respect of the Bonds.

     7. The amount set forth under paragraph 3 above does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the payment of interest on the Bonds and the amount set forth under paragraph 5 above does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the payment of principal on the Bonds.

     8. [Please wire the amount demanded hereunder to account no. ____________ at _______________ in __________.] [Please credit account no. __________
maintained with you.]

         Dated as of ____________, 19__.


                                        First  Trust  of  California,   National
                                        Association,  not in its  individual  or
                                        corporate   capacity,   but   solely  as
                                        Trustee under the Indenture.

                                        By:
                                        Title:

                    ATTACHMENT A TO TRANSFERABLE IRREVOCABLE
                           DIRECT PAY LETTER OF CREDIT
                             (Transfer Certificate)
                                                               _________,19__
The Sumitomo Bank, Limited (Los Angeles Branch)
777 South Figueroa Street, Suite 2600
Los Angeles, California 90017

Attention:        Manager - Structured Finance and
                  Financial Institutions Group
Gentlemen:

    We refer to Transferable Irrevocable Direct Pay Letter of Credit No. G/LA-400557 issued in support of the $8,500,000 California Economic Development Financing Authority Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Advanced Aerodynamics and Structures, Inc. Project) (the "Letter of Credit").

    The undersigned is the Trustee referred to in the Letter of Credit and we hereby give you notice that _________________ is the successor Trustee (the "Successor Trustee") under the Indenture referred to in the Letter of Credit, and that the Successor Trustee shall succeed to all the rights and obligations of the Trustee under the Letter of Credit.

    Upon payment to you of a $2,000 transfer fee by Advanced Aerodynamics and Structures, Inc., your consent to the transfer of the Letter of Credit with the date thereof to be confirmed by a Notary Public in Japan (or otherwise officially established) pursuant to the laws of Japan and receipt by us of your acknowledgment and acknowledgment by the Successor Trustee of this notice, the Letter of Credit shall be deemed to have been transferred to the Successor Trustee.

                                         Very truly yours,

                                         First Trust of California, National
                                         Association

                                         By:
                                         Title:

Agreed and Accepted:                     Acknowledged:

The Sumitomo Bank, Limited,              [Name of Successor Trustee]
acting through its
Los Angeles Branch

By:                                      By:

Title:                                   Title:

Date:                                    Date:

                    ATTACHMENT B TO TRANSFERABLE IRREVOCABLE
                           DIRECT PAY LETTER OF CREDIT
                             (Reduction Certificate)


                                                         _______________, 19__

The Sumitomo Bank, Limited (Los Angeles Branch)
777 South Figueroa Street, Suite 2600
Los Angeles, California 90017

Attention:        Manager - Structured Finance and
                  Financial Institutions Group

Gentlemen:

    We refer to Transferable Irrevocable Direct Pay Letter of Credit No. G/LA-400557 issued in support of the $8,500,000 California Economic Development Financing Authority Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Advanced Aerodynamics and Structures, Inc. Project) by ___________________ Dollars ($___________). This reduction in Stated Amount shall go to reduce that portion of the Stated Amount allocated to (principal, interest)* relating to the Bonds and shall be effective as of the actual date of receipt of this instrument by The Sumitomo Bank, Limited. Accordingly, the Stated Amount of the Letter of Credit after giving effect to such reduction shall be _________________ Dollars ($___________). It is acknowledged that the amount of such reduction shall no longer be available for payment of drafts under the Letter of Credit. All terms used in this instrument which are defined in the Letter of Credit shall have the same meaning in this instrument as in the Letter of Credit.

                                        First  Trust  of  California,   National
                                        Association,  not in its  individual  or
                                        corporate   capacity,   but   solely  as
                                        Trustee under the Indenture referred to in the Letter of Credit.


                                         By:
                                         Title:





------------------
 *Complete as appropriate.

                    ATTACHMENT C TO TRANSFERABLE IRREVOCABLE
                           DIRECT PAY LETTER OF CREDIT
                              (Notice of Extension)


                                                             ____________, 19__

The Sumitomo Bank, Limited (Los Angeles Branch)
777 South Figueroa Street, Suite 2600
Los Angeles, California  90017

Attention:        Manager - Structured Finance and
                  Financial Institutions Group

Gentlemen:

     We refer to Transferable Irrevocable Direct Pay Letter of Credit No. G/LA-400557 issued in support of the $8,500,000 California Economic Development Financing Authority Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Advanced Aerodynamics and Structures, Inc. Project), in the original Stated Amount of $8,625,754 (the "Letter of Credit"). We hereby notify you that, in accordance with the terms of the Letter of Credit and that certain Reimbursement Agreement dated as of August 1, 1997, between Advanced Aerodynamics and Structures, Inc. and us, the Stated Expiration Date (as defined in the Letter of Credit) of the Letter of Credit has been extended to
______________.

     The portions of the Stated Amount of the Letter of Credit available to pay principal and interest on the Bonds are $______________ and $_______________, respectively, and the Stated Amount is $______________.

     This letter should be attached to the Letter of Credit and made a part thereof.

                                        THE SUMITOMO BANK, LIMITED LOS
                                        ANGELES BRANCH


                                        By:
                                        Its:

                                    EXHIBIT B

                              INVESTMENT AGREEMENT


     THIS INVESTMENT AGREEMENT (this "Investment Agreement"), dated August 5, 1997 is by and between ADVANCED AERODYNAMICS AND STRUCTURES, INC. ("the Company"), and THE SUMITOMO BANK, LIMITED (the "Bank"), acting by and through its Los Angeles Branch.

                                   WITNESSETH:

     WHEREAS, the California Economic Development Financing Authority (the "Issuer") has issued its Variable Rate Demand Industrial Development Revenue Bonds, Series, 1997 (Advanced Aerodynamics and Structures, Inc. Project) (the "Bonds") in the aggregate principal amount of $8,500,000 pursuant to an Indenture of Trust dated as of August 1, 1997 (the "Indenture") between the Issuer and First Trust of California, National Association (the "Trustee"); and

     WHEREAS, the Bank has agreed to issue its Irrevocable Letter of Credit No. G/LA-400557 dated August 5, 1997 (the "Letter of Credit") to secure payment of principal of, interest on and purchase price of, the Bonds pursuant to a
Reimbursement Agreement dated as of August 1, 1997 (the "Reimbursement Agreement") between the Bank and the Company; and

     WHEREAS, to induce the Bank to issue the Letter of Credit and secure the obligations of the Company to the Bank under the Reimbursement Agreement, the Company has agreed to deposit certain moneys with the Bank pursuant to this Investment Agreement;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties intending to be legally bound hereby agree as follows:

     Section 1. Invested Funds. The Company hereby establishes this Investment Agreement with the Bank and agrees that, pursuant to the terms of this Investment Agreement, the Company shall invest with the Bank the aggregate amount of $8,500,000 (the "Invested Funds"). The Company agrees to cause the Invested Funds to be delivered to the Bank on August 5, 1997 for investment pursuant to the terms of this Investment Agreement. The Company hereby acknowledges that the Invested Funds and any interest accrued thereon under this Investment Agreement are not insured by the Federal Deposit Insurance Corporation.

     Section 2. Investments with the Bank. Investments hereunder shall be made by wire transfer in immediately available funds to Sumitomo Bank of California, San Francisco, California, ABA #121002042 for the account of the Bank, account number 051-014969-86, reference: AASI.

     Section 3. Term of Agreement. This Investment Agreement will terminate with respect to the Invested Funds on the earlier of August 5, 2002 or the Expiration Date of the Letter of Credit (the "Maturity Date") unless extended at the request of the Company with the approval of the Bank.

Prior to the Maturity Date, the Bank shall have absolute and unconditional custody and control over the Invested Funds. Subject to the terms of the Reimbursement Agreement, the Invested Funds shall be due and payable by the Bank to the Company in immediately available funds to the account specified by the Company to the Bank on the Maturity Date. Provided no Event of Default has occurred and is continuing under the Reimbursement Agreement, Invested Funds shall be due and payable by the Bank to the Company in immediately available funds to the account specified by the Company to the Bank within three days following (i) an optional redemption of Bonds pursuant to Article IV of the Indenture in the amount of the Bonds so redeemed or (ii) receipt of a request by the Company, which request shall include an acknowledgment by the Company that the Bank shall not approve any Requisition pursuant to Section 3.03 of the Indenture at any time that the aggregate amount held by the Bank pursuant to this Investment Agreement is less than the aggregate principal amount of Bonds Outstanding and that an amount of Bond proceeds at least equal to the amount of Invested Funds paid to the Company has been invested with the Bank.

     Section 4. Interest. Interest shall accrue on the daily outstanding balance of the Invested Funds from and including August 5, 1997 to and including the Maturity Date at LIBOR (as hereinafter defined) less 0.15% per annum (calculated on the basis of a 360-day year for actual number of days elapsed). As used herein, "LIBOR" means with respect to any Reset Date (as hereinafter defined) the arithmetic mean of the rates at which deposits in U.S. Dollars are offered by four major banks in the London interbank market selected by the Bank, at approximately 11:00 a.m., London time, on the day that is two Business Days preceding the Reset Date to prime banks in the London interbank market for a period of one (1) month commencing on the Reset Date. "Reset Date" means the first business day of each calendar week.

     Provided no Event of Default has occurred and is continuing under the Reimbursement Agreement, interest shall be credited to the account specified by the Company on the first Business Day of each month, on the Maturity Date or on any earlier date on which Invested Funds are paid to the Company hereunder. Interest in an amount equal to one-quarter of the total interest accruing hereunder through August 5, 1999 shall be added to and become part of the Invested Funds on such date. The balance shall be paid to or for the account of the Company on such date to the account specified in or pursuant to Section 3 hereof or as otherwise directed by the Company.

     Section 5. Representations and Warranties. (a) The Company represents and warrants to the Bank that: (i) this Investment Agreement constitutes a valid and binding obligation of the Company; and (ii) the execution, delivery and performance of this Investment Agreement by the Company will not result in a breach or violation of or cause a default under any provision of any law, regulation, order, license, decree, judgment, indenture, contract or agreement binding upon the Company.

     (b) The Bank represents and warrants to the Company that: (i) this Investment Agreement constitutes a valid and binding obligation of the Bank; and
(ii) the execution, delivery and performance of this Investment Agreement by the Bank will not result in a breach or violation of or cause a default under any provision of any law, regulation, order, license, decree, judgment, indenture, contract or agreement binding upon the Bank.

     Section 6. Role of the Bank. It is expressly understood and agreed that in performing its obligations hereunder, the Bank is not acting as a fiduciary, agent or other representative for the registered owners of the Bonds or anyone else, and that neither the Bank nor any of its directors, officers, employees, or agents shall be liable or responsible for: (i) the payment to the registered owners of any amounts owing on or with respect to the Bonds; or (ii) any acts or omissions of the Issuer or the Trustee under or with respect to the validity or enforceability of the Bonds or the Indenture.

     Section 7. No Implied Rights. Nothing expressed or implied herein is intended or shall be construed to confer upon any person, firm or corporation other than the parties hereto any right, remedy or claim by reason of this Investment Agreement or any term hereof, and all terms contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors.

     Section 8. Notices. All notices given pursuant to this Investment Agreement shall be given telephonically, with verification sent by first-class mail, postage prepaid, or by telex or telecopier, or overnight commercial courier sent that Business Day to the addresses fisted below, or to such other addresses or to the attention of such other person as such party shall have designated for such purpose in a written notice to the other:

         To the Company as follows:

                  Advanced Aerodynamics and Structures, Inc.
                  3501 Lakewood Boulevard
                  Long Beach, California 90808
                  Attention:  Carl L. Chen, Ph.D.
                  Telecopy:  (562) 938-8620
                  Telephone:  (562) 938-8618

         To Sumitomo as follows:

                  The Sumitomo Bank, Limited
                  Los Angeles Branch
                  777 South Figueroa Street, Suite 2600
                  Los Angeles, California 90017
                  Attention:  Manager - Structured Finance
                              and Financial Institutions Group
                  Telecopy:  (213) 623-6832
                  Telephone:  (213) 955-0800

         To the Trustee as follows:

                  First Trust of California, National Association
                  One California Street, Fourth Floor
                  San Francisco, California  94111
                  Attention:  Corporate Trust Department
                  Telecopy:  (415) 273-4590
                  Telephone:  (415) 273-4576

However, the failure by either party to provide written confirmation on the same Business Day of any telephonic notice given hereunder will not result in a breach of this Investment Agreement.

     Section 9. Successors and Assigns. This Investment Agreement and all obligations and rights arising hereunder shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees and assigns. This Investment Agreement may not be assigned by any party without the prior written consent of the other party.

     Section 10. Amendments and Waivers. This Investment Agreement may not be modified, amended or supplemented, and no term or provision hereof may be waived, except in writing signed by the parties hereto.

     Section 11. Governing Law. The obligations of the Company and the Bank under this Investment Agreement shall be governed by and construed in accordance with the laws of the State of California.

     Section 12. Counterparts. This Investment Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Investment Agreement to be executed as of the date written above.

                                      THE SUMITOMO BANK, LIMITED



                                       By:
                                          _______________, Los Angeles Branch


                                       ADVANCED AERODYNAMICS AND
                                       STRUCTURES, INC.



                                        By:
                                            President
ATTEST:


By:
         Secretary

(SEAL)

                                    EXHIBIT C

                             DIRECT OBLIGATION NOTE


     FOR VALUE RECEIVED, the undersigned, ADVANCED AERODYNAMICS AND STRUCTURES, INC. (the "Company"), hereby promises to pay to THE SUMITOMO BANK, LIMITED ("Sumitomo"), a banking corporation organized under the laws of Japan, acting through its Los Angeles Branch, on or before August 5, 2002, the lesser of (i) the principal sum of Eight Million Six Hundred Twenty-Five Thousand Seven Hundred Fifty-Four Dollars ($8,625,754), together with all other amounts due and owing under the Reimbursement Agreement dated as of August 1, 1997 (as amended from time to time, the "Reimbursement Agreement") between the Company and Sumitomo, or (ii) the aggregate outstanding amount of all loans made to the Company by Sumitomo pursuant to the Reimbursement Agreement, together with all other amounts due and owing under the Reimbursement Agreement, in immediately available funds at the principal corporate office of Sumitomo's Los Angeles Branch in Los Angeles, California (or such other office of Sumitomo located in the United States of America as Sumitomo may designate to the Company in writing from time to time), on the dates and at the times specified in the Reimbursement Agreement and to pay interest on the outstanding balance of such amounts at the times specified in the Reimbursement Agreement at a rate per annum (except as otherwise specified in the Reimbursement Agreement) equal to (x) LIBOR less 0.15% per annum and (y) with respect to any amounts not paid when due, a rate per annum equal to the sum of the corporate base rate publicly announced by Morgan Guaranty Trust Company of New York in New York, New York (or its successor), from time to time as its prevailing corporate base rate, which rate shall change when and as said corporate base rate changes, plus two percent (2.0%). Sumitomo is authorized to record all loans and all payments made on account of the principal due on the loans on the Loan Schedule attached hereto. Such Loan Schedule, and any continuations thereof, are hereby incorporated by reference herein and made a part hereof, and Sumitomo's endorsements thereon shall be conclusive absent manifest error. The failure to make any such notation shall not, however, affect the Company's obligations under this Note. As used herein, "LIBOR" means with respect to any Reset Date (as hereinafter defined) the arithmetic mean of the rates at which deposits in U.S. Dollars are offered by four major banks in the London interbank market selected by the Bank, at approximately 11:00 a.m., London time, on the day that is two Business Days preceding the Reset Date to prime banks in the London interbank market for a period of one (1) week commencing on the Reset Date. "Reset Date" means Wednesday of each week (or, if such Wednesday is not a Business Day, the next Business Day).

     This obligation is issued under, and is subject to all of the terms of, the Reimbursement Agreement. Terms defined in the Reimbursement Agreement and not otherwise defined herein shall have the same meanings herein as therein.

     Notwithstanding the due date of this Note each and every amount payable shall be accelerated to the extent that: (x) funds are available from the Trustee from sources available under the Indenture, (y) funds are available from the Remarketing Agent from the remarketing proceeds of the Bonds, or (z) funds are available from any Alternate Letter of Credit (as defined in the Indenture).

     The Company hereby waives presentment for payment, demand, protest, notice of protest, notice of dishonor and all defenses on the ground of extension of time of payment for the payment hereof which may be given (other than in writing) by Sumitomo to the Company.

     This Note shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

         Dated:   August 5, 1997

                                        ADVANCED AERODYNAMICS AND
                                        STRUCTURES, INC.



                                        By:
                                            President
ATTEST:


By:
        Secretary

                                  LOAN SCHEDULE



               Principal       Principal                         Notation
Date            Amount            Paid           Balance          Made By

                                    EXHIBIT D

                     CUSTODY, PLEDGE AND SECURITY AGREEMENT


     CUSTODY, PLEDGE AND SECURITY AGREEMENT dated as of August 1, 1997 is entered into among ADVANCED AERODYNAMICS AND STRUCTURES, INC., a limited partnership organized under the laws of the State of Delaware (the "Company"), THE SUMITOMO BANK, LIMITED, a banking corporation organized under the laws of Japan, acting through its Los Angeles Branch ("Sumitomo"), and FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, as custodian (the "Custodian"), pursuant to the Reimbursement Agreement dated as of August 1, 1997 between the Company and Sumitomo (hereinafter, as the same may from time to time be amended or supplemented, called the "Reimbursement Agreement"):

                                    RECITALS

     1. On August 5, 1997, the California Economic Development Financing Authority (the "Issuer") issued its Variable Rate Demand Industrial Development Revenue Bonds, Series l 997 (Advanced Aerodynamics and Structures, Inc. Project) (the "Bonds") pursuant to an Indenture of Trust dated as of August 1, 1997 (as amended or supplemented from time to time, the "Indenture") between the Issuer and First Trust of California, National Association, as trustee (together with any successor trustee under the Indenture, the "Trustee").

     2. The Indenture requires that the Bonds be purchased from the owners thereof on the dates on which the Bonds are subject to optional or mandatory tender pursuant to Sections 4.06 and 4.07 of the Indenture (any such date is referred to herein as the "Tender Date") under the circumstances set forth in the Indenture.

     3. The Company has agreed to enter into the Reimbursement Agreement and thereby cause Sumitomo to issue its transferable irrevocable direct pay letter of credit (the "Letter of Credit") which may be drawn upon, inter alia, to pay the purchase price of Bonds which are subject to optional or mandatory tender on such Tender Dates.

     4. Bonds tendered or deemed to have been tendered pursuant to the Indenture which are purchased by a draw on the Letter of Credit will be registered in the name of Sumitomo or its nominee pursuant to this Pledge Agreement unless Sumitomo directs otherwise.

     5. It is a condition precedent to Sumitomo's delivery of the Letter of Credit that the Company enter into this Custody, Pledge and Security Agreement (as amended or supplemented from time to time, this "Pledge Agreement") with Sumitomo and the Custodian.

     6. First Trust of California, National Association has been appointed as the Trustee under the Indenture and has also agreed to act as a custodian under this Pledge Agreement.

     NOW, THEREFORE, in consideration of the premises and in order to induce SUMITOMO to enter into the Reimbursement Agreement and issue the Letter of Credit thereunder and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Reimbursement Agreement or the Indenture shall have such defined meanings when used herein.

     2. Pledge. The Company hereby pledges, assigns, hypothecates, transfers and delivers to Sumitomo all its right, title and interest in and to all Bonds, as the same may be from time to time delivered to the Trustee by the owners thereof, that may be purchased with funds drawn under the Letter of Credit (the "Pledged Bonds"), and hereby grants to Sumitomo a first lien on, and security interest in, all rights, title and interest of the Company in and to the Pledged Bonds, the interest thereon and all proceeds thereof, as collateral security for the prompt and complete payment when due of all amounts due to Sumitomo under the Reimbursement Agreement and the performance of all other obligations of the Company under the Reimbursement Agreement and the other Credit Documents (all of the foregoing being hereinafter called the "Obligations").

     3. Custody and Registration of Bonds: Fees of Custodian.

          (a) Sumitomo hereby designates and appoints the Custodian as its agent and bailee to perfect Sumitomo's pledge, assignment and security interest in the Pledged Bonds and to serve in accordance with the terms and conditions of this Pledge Agreement as custodial agent of Sumitomo for the Pledged Bonds, the interest thereon and all proceeds thereof. Upon any drawing under the Letter of Credit for the purchase price of the Bonds, the Trustee shall deliver such
Pledged Bonds to the Custodian, and the Custodian hereby accepts such appointment and agrees to perform as custodial agent for Sumitomo and to hold Pledged Bonds on behalf of Sumitomo in accordance with the provisions of this Pledge Agreement. Upon receipt of such Bonds, the Custodian shall notify the Remarketing Agent and the Company (by telecopier or other electronic communication) that Bonds equal to the portion of the purchase price attributable to principal are being held by the Custodian for Sumitomo pursuant to this Pledge Agreement.

          (b) Unless otherwise directed by Sumitomo (but subject to the provisions of Section 11 hereof), the Custodian shall cause either (A) any Pledged Bonds which have not been remarketed in accordance with the Remarketing Agreement to be registered by the Trustee in the name of Sumitomo or its nominee or (B) if DTC is the registered owner of all Bonds, any Pledged Bonds which have not been remarketed in accordance with the Remarketing Agreement to be registered in the name of DTC with Sumitomo's or its nominee's beneficial ownership interest of such Pledged Bonds recorded by DTC on its books. The Company hereby agrees that it will execute and deliver such documents and take such steps as Sumitomo may reasonably request in order to perfect and maintain perfected Sumitomo's security interest in the Collateral.

          (c) The Company irrevocably constitutes and appoints the Custodian as its attorney to cause the transfer of any Pledged Bonds on the books kept for the registration thereof and authorizes the Custodian to deliver Pledged Bonds to the Trustee for reregistration, if appropriate, and delivery in accordance with the terms of this Pledge Agreement.

          (d) The fees of the Custodian, if any, in connection with this Pledge Agreement shall be for the account of the Company.

     4. Payments on the Bonds; Voting Rights.

          (a) If, while this Pledge Agreement is in effect, the Company shall become entitled to receive or shall receive any payment, including, without limitation, any payment of principal, premium, interest or proceeds of sale, in respect of the Pledged Bonds, such payment shall be subject to this Pledge Agreement. Any such payment shall be made directly to Sumitomo, and, in the event any such payment is received by the Company, the Company agrees to accept the same as Sumitomo's agent, to hold the same in trust on behalf of Sumitomo and to deliver the same forthwith to Sumitomo. All sums of money so paid in respect of the Pledged Bonds which are received by the Company and paid to Sumitomo and all such amounts which shall be paid directly to Sumitomo by the Trustee shall be credited against the Obligations of the Company owed to Sumitomo. If the payments are in excess of the amounts owed to Sumitomo, Sumitomo shall return the excess to the Company.

          (b) During such time as Bonds are pledged to Sumitomo under the terms of this Pledge Agreement, Sumitomo shall be entitled to exercise all of the rights of an owner of Bonds with respect to voting, consenting and directing the Trustee as if Sumitomo were the owner of such Bonds, and the Company hereby grants and assigns to Sumitomo all such rights.

     5. Collateral. The Pledged Bonds, all income therefrom and proceeds thereof are herein collectively sometimes called the "Collateral."

     6. Release of the Bonds.

          (a) Simultaneously with the receipt by the Custodian of the proceeds of sale of any Pledged Bonds which are remarketed in accordance with the Indenture and the Remarketing Agreement for a purchase price of not less than the principal amount thereof, Pledged Bonds in a principal amount equal to the purchase price shall be released from the lien of this Pledge Agreement and delivered at the direction of the Remarketing Agent. The Custodian agrees that the proceeds of such sale will be disbursed in accordance with the provisions of
Section 8.11 of the Indenture.

          (b) Upon receipt by the Custodian of written notice from Sumitomo, which notice may be sent by telecopy if immediately confirmed in writing, that Sumitomo has received payment or prepayment in full of all amounts owing under the Reimbursement Agreement, all such Pledged Bonds and any other Collateral pledged to Sumitomo then subject to the lien of this Pledge Agreement shall be released herefrom and registered in the name of and delivered to the Company or its order.

     7. Exculpatory Provisions. Neither the Custodian nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable for any action lawfully taken or omitted to be taken by it or such person under or in connection with this Pledge Agreement (except for its or each person's own gross negligence or willful misconduct), including any failure to collect or realize upon the Obligations or any Collateral, security or guaranty therefor or any part thereof. The Company hereby indemnifies the Custodian from and against any and all claims, losses, damages, liabilities and expenses which may be imposed on, incurred by or asserted against the Custodian in any way related to or arising out of the subject matter of this Pledge Agreement (except for such claims, losses, damages, liabilities and expenses which arise out of the Custodian's gross negligence or willful misconduct). The Custodian undertakes to perform only such duties as are expressly set forth herein. The Custodian may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by an Authorized Bank Representative; "Authorized Bank Representative" means any one of the persons at the time designated to act on behalf of Sumitomo by written certificate furnished to the Custodian, which certificate shall be substantially in the form set forth in Attachment A attached hereto and by reference made a part hereof, and may be changed from time to time by Sumitomo furnishing a new certificate to the Custodian. The Custodian may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. Notwithstanding any provision to the contrary contained herein, the Custodian shall not be responsible for any act or failure to act absent its gross negligence or willful misconduct.

     8. Resignation or Removal of Custodian. The Custodian may resign and be discharged from its duties and obligations hereunder by giving at least thirty
(30) days' prior written notice of such resignation to Sumitomo, specifying the date on which such resignation is to take effect. Sumitomo, with the consent of the Company (which consent shall not be unreasonably withheld and which shall not be required if an Event of Default (as defined in Section 9 hereof) has occurred and is continuing), may remove and discharge the Custodian from its duties and obligations hereunder by giving at least five (5) Business Days' prior written notice of such removal to the Custodian specifying the date on which such removal is to take effect.

     9. Event of Default. The term "Event of Default" as used in this Pledge Agreement shall mean (a) an Event of Default under and as defined in the Reimbursement Agreement or (b)(i) the failure by any of the parties hereto to comply with the provisions of Sections 3 or 6 hereof, (ii) the failure by the Company to perform or observe any covenant contained in Section 12 or 13 hereof, or

(iii) any representation or warranty made by the Company pursuant to Section 12 hereof proving to have been incorrect in any material respect when made.

     10. Rights of Sumitomo. Sumitomo shall not be liable for failure to collect or realize upon the Obligations or any Collateral or any security or other guarantee therefor, or any part thereof, or for any delay in so doing, nor shall either party be under any obligation to take any action whatsoever with regard thereto. If an Event of Default or event which with notice or lapse of time or both would become an Event of Default has occurred and is continuing, Sumitomo may thereafter, without notice, exercise all rights, privileges or options pertaining to any Pledged Bonds pledged to Sumitomo as if Sumitomo were the holder and absolute owner thereof, upon such terms and conditions as Sumitomo may determine, all without liability except to account for Collateral or other property actually received by it, but Sumitomo shall not have any duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     11. Remedies. In the event any portion of the Obligations has been declared due and payable, Sumitomo may, with the prior written approval of the Company, forthwith collect, receive, appropriate and realize upon the Collateral pledged to it, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral pledged to it, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of Sumitomo's branches, agencies or offices, or elsewhere upon such terms and conditions as Sumitomo and the Company may deem advisable and at such prices as Sumitomo and the Company may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to Sumitomo upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral pledged to it and so sold, free of any right or equity of redemption in the Company which right or equity is hereby expressly waived or released. Sumitomo shall pay over the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral pledged to it or in any way relating to the rights of Sumitomo hereunder, including reasonable attorneys' fees and legal expenses, to the payment, in whole or in part, of the Obligations in such order as Sumitomo may elect.

     12. Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants that:

          (a) on the date of delivery to Sumitomo or to the Custodian for the account of Sumitomo of any Pledged Bonds described herein, the Company shall have taken no action which would create any right, title or interest in and to the Pledged Bonds in favor of the Remarketing Agent or the Trustee;

          (b) it has, and on the date of delivery to Sumitomo or to the Custodian for the account of Sumitomo of any Pledged Bonds will have, full power, authority and legal right to pledge all of its right, title and interest in and to the Pledged Bonds pursuant to this Pledge Agreement;

          (c) this Pledge Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and, to the extent that such instruments require or may require, enforcement by a court of equity, such principles of equity as the court having jurisdiction may impose;

          (d) no consent of any other party (including, without limitation, the creditors of the Company) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, domestic or foreign, is required to be obtained by the Company in connection with the execution, delivery or performance of this Pledge Agreement;

          (e) the execution, delivery and performance of this Pledge Agreement will not result in a material violation of any provision of any applicable law or regulation or of any order, judgment, writ, award or decree directly binding on the Company of any court, arbitrator or governmental authority, domestic or foreign, or of the Company's organizational documents, or of any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which the Company is a party or which, to the best knowledge of the Company, purports to be binding upon the Company or upon any of its respective assets and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of the Company except as contemplated by this Pledge Agreement; and

          (f) the pledge, assignment and delivery of the Pledged Bonds pursuant to this Pledge Agreement will create a valid first lien on and a first perfected security interest in Sumitomo in all right, title or interest of the Company in or to such Bonds, and the income and proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Company which would include the Pledged Bonds. The Company covenants and agrees that it will defend Sumitomo's right, title and security interest in and to the Pledged Bonds and the income and proceeds thereof against the claims and demands of all persons whomsoever.

     13. No Disposition, Etc. The Company agrees that it will not, without the prior written consent of Sumitomo, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral (except as provided in Section 6 of this Pledge Agreement), nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Pledge Agreement.

     14. Further Assurances. The Company agrees that at any time and from time to tine, upon the written request of Sumitomo, the Company will execute and deliver such further documents and do such further acts and perform all things as Sumitomo may reasonably request in order to effect the purposes of this Pledge Agreement.

     15. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability m any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     16. No Waiver; Cumulative Remedies. Sumitomo shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Sumitomo, and then only to the extent therein set forth. A waiver by Sumitomo of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Sumitomo would otherwise have on any further occasion. No failure to exercise nor any delay in exercising by Sumitomo of any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

     17. Waivers, Amendments: Applicable Law. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Sumitomo, the Company and the Custodian. This Pledge Agreement and all obligations of the Company hereunder shall be binding upon the successors and assigns of the Company and shall, together with the rights and remedies of Sumitomo, inure to the benefit of Sumitomo and its respective successors and assigns. THE OBLIGATIONS OF THE PARTIES UNDER THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

     18. Term. This Pledge Agreement shall remain in full force and effect for so long as the Letter of Credit is in effect or any amount is owed to Sumitomo under this Pledge Agreement, the Reimbursement Agreement or any other Credit Documents, provided that in the event of the resignation or removal of the Trustee under the Indenture, the Custodian shall resign or be removed under this Pledge Agreement, and the successor Trustee appointed under the Indenture shall be appointed as the successor custodian under this Pledge Agreement.

     19. Notices. Unless otherwise provided for in this Pledge Agreement, any notice required or permitted to be given under this Pledge Agreement may be given by certified or registered mail, return receipt requested, or by telecopy, charges prepaid, or by commercial overnight delivery service, prepaid, addressed:

         If to the Company:

                  Advanced Aerodynamics and Structures, Inc.
                  3501 Lakewood Boulevard
                  Long Beach, California  90808
                  Attention:  Carl L. Chen, Ph.D.
                  Telecopy:  (562) 938-8620
                  Telephone:  (562) 938-8618

         If to the Custodian:

                  First Trust of California, National Association
                  One California Street, Fourth Floor
                  San Francisco, California  94111
                  Attention:  Corporate Trust Department
                  Telecopy:  (415) 273-4590
                  Telephone:  (415) 273-4576

         If to Sumitomo:

                  The Sumitomo Bank, Limited
                  Los Angeles Branch
                  777 South Figueroa Street, Suite 2600
                  Los Angeles, California 90017
                  Attention:  Manager - Structured Finance
                              and Financial Institutions Group
                  Telecopy:  (213) 623-6832
                  Telephone:   (213) 955-0800

Any notice sent by mail shall be deemed given three (3) days after it is deposited in the mails. Any notice sent by telecopy shall be deemed given when sent. Any notice sent by commercial overnight delivery service shall be deemed given one (1) Business Day after it is deposited for delivery. Notwithstanding anything herein to the contrary, notices to release Bonds from Sumitomo to the Custodian may be made by telecopy and each such notice shall be promptly confirmed in writing as specified above.

     20. Execution in Counterparts. This Pledge Agreement may be executed in multiple counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                        ADVANCED AERODYNAMICS AND
                                        STRUCTURES, INC.


                                         By:
                                               President
ATTEST:


By:
       Secretary

(SEAL)
                                         THE SUMITOMO BANK, LIMITED



                                         By:
                                            _____________,. Los Angeles Branch


                                         FIRST TRUST OF CALIFORNIA,
                                         NATIONAL ASSOCIATION, as Custodian



                                         By:
                                         Its:

                                  ATTACHMENT A
                                       TO
                                PLEDGE AGREEMENT

             CERTIFICATE DESIGNATING AUTHORIZED BANK REPRESENTATIVES

     The Sumitomo Bank, Limited, acting through its Los Angeles Branch ("Sumitomo"), hereby certifies to FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION (the "Custodian"), as custodian agent for Sumitomo in accordance with that certain Custody, Pledge and Security Agreement, dated as of August 1, 1997 among Advanced Aerodynamics and Structures, Inc., Sumitomo and the Custodian, that the "Authorized Bank Representatives" for Sumitomo from the date of this Certificate until the Custodian's receipt of a Certificate furnished in replacement hereof shall be the following individuals so designated below:

Name                                        Specimen Signature


     IN WITNESS WHEREOF, Sumitomo has executed this Certificate as of this lst day of August, 1997.

                                         THE SUMITOMO BANK, LIMITED

                                          By:
                                          Title:

                                    EXHIBIT E


             [Letterhead of Luce, Forward, Hamilton and Scripps LLP]



                                 August 5, 1997



The Sumitomo Bank, Limited
777 South Figueroa Street, Suite 2600
Los Angeles, California 90017

California Economic Development
Financing Authority
801 K Street, Suite 1700
Sacramento, California 95814

         Re:      $8,500,000 California Economic Development
                  Financing Authority Variable Rate Demand Industrial Development Revenue Bonds, Series 1997
                  (Advanced Aerodynamics and Structures, Inc. Project)

Ladies and Gentlemen:

     We have acted as counsel to Advanced Aerodynamics and Structures, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), in connection with the issuance by the California Economic Development Financing Authority (the "Issuer") of its $8,500,000 Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Advanced Aerodynamics and Structures, Inc.) (the "Bonds").

     We have examined the original, certified copies, or copies otherwise identified to our satisfaction as being true copies of the following:

     1 . The Certificate of Incorporation and By-Laws of Advanced Aerodynamics and Structures, Inc.;

     2. The Official Statement, dated August 4, 1997, relating to and describing the Bonds;

     3. The Indenture of Trust, dated as of August 1, 1997 (the "Indenture"), between the Issuer and First Trust of California, National Association (the "Trustee");

     4. The Loan Agreement, dated as of August 1, 1997 (the "Loan Agreement"), between the Issuer and the Borrower relating to the Project described therein (the "Project");

     5.  The  Reimbursement   Agreement,   dated  as  of  August  1,  1997  (the
"Reimbursement Agreement"), between The Sumitomo Bank, Limited (the "Bank") and the Borrower;

     6. The Direct Obligation Note, dated August 5, 1997 (the "Note"), from the Borrower to the Bank;

     7. The Custody, Pledge and Security Agreement, dated as of August 1, 1997 (the "Pledge Agreement"), among the Borrower, the Bank and First Trust of California, National Association, as custodian; and

     8.  The  Investment   Agreement  dated  August  5,  1997  (the  "Investment
Agreement"), between the Borrower and the Bank

and such other documents, certificates, and records as we have deemed relevant and necessary as the basis for the opinions set forth herein (collectively, the "Documents"). The items referred to in numbers 4, 5, 6, 7 and 8 are referred to as the "Borrower Documents". Relying on such examination and pertinent law and subject to the limitations and qualifications hereinafter set forth, we are of the opinion that:

     1. The Borrower is a corporation duly organized under the laws of the State of Delaware, is duly authorized to conduct its business in the State of California, has power to enter into the Borrower Documents, and to use the Project for the purpose set forth in the Loan Agreement and has duly authorized the execution and delivery of the Borrower Documents and has reviewed and approved the Indenture.

     2. The execution and delivery of the Borrower Documents, the consummation of the transactions contemplated thereby and by the other Borrower documents, and the fulfillment of the terms and conditions thereof do not, and will not, conflict with, or result in a breach of, any of the terms or conditions of the Borrower's Certificate of Incorporation or By-Laws, any restriction or any agreement or instrument to which the Borrower is now a party or by which it is bound or to which any property of the Borrower is subject, and do not and will not constitute a default under any of the foregoing, or be in violation of any order, decree, statute, rule or regulation of any court or any state or federal regulatory body having jurisdiction over the Borrower or its properties, including the Project, and do not, and will not, result in the creation or imposition of any lien, charge, or encumbrance of any nature upon any of the property or assets of the Borrower contrary to the terms of any instrument or agreement to which the Borrower is a party or by which it is bound.

     3. The Borrower Documents have been duly authorized, executed and delivered and are valid and legally binding obligations of the Borrower enforceable in accordance with their terms.

     4. There are no actions, suits or proceedings pending, or to the knowledge of the Borrower, threatened against the Borrower or any property of the Borrower in any court or before any federal, state, municipal, or other governmental agency, which, if decided adversely to the Borrower, would have a material adverse effect upon the Borrower or upon the business or properties of the Borrower, and the Borrower is not in default with respect to any order of any court or governmental agency.

     5 . There are presently no actions, proceedings, or litigation before any court or governmental agency nor to the best of our knowledge, after reasonable investigation, are any threatened or pending against or affecting the Borrower, in which an unfavorable decision, ruling, or finding would adversely affect the validity or enforceability of the Borrower Documents, or the exclusion of interest on the Bonds from federal income taxation.

     6. We are unaware of any fact which materially adversely affects, or may materially adversely affect, the ability of the Borrower to pay the Bank Reimbursement Obligations, as defined in the Reimbursement Agreement.

     7. No further approval, authorization, consent, or other order of any public board or body (other than the authorization of the Issuer and compliance with any applicable securities laws) is legally required for the transactions contemplated by the Borrower Documents.

     8. The financing evidenced and secured by the Borrower Documents is not usurious.

     9. Pursuant to the Reimbursement Agreement, the Borrower has granted to the Bank a first lien perfected security interest in the Investment Agreement.

     Our opinion is subject to principles of equity affecting enforcement and remedies, bankruptcy, insolvency, reorganization, moratorium and similar statutes affecting the rights of creditors and secured parties, and the availability of the remedy of specific performance or injunctive relief or other equitable relief subject to the discretion of the court before which any proceeding may be brought.

                                           Very truly yours,